UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03790

Pear Tree Funds

(Exact name of registrant as specified in charter)

55 Old Bedford Road, Lincoln, MA 01773

(Address of principal executive offices)

Willard L. Umphrey

Pear Tree Advisors, Inc.

55 Old Bedford Road, Lincoln, MA 01773

(Name and address of agent for service)

Registrant’s telephone number, including area code: (781) 676-5900

Date of fiscal year end: March 31

Date of reporting period: April 1, 2023 through March 31, 2024

ITEM 1(a): REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

MARCH 31, 2024

U.S. EQUITY FUNDS

PEAR TREE POLARIS SMALL CAP FUND

PEAR TREE QUALITY FUND

GLOBAL EQUITY FUND

PEAR TREE ESSEX ENVIRONMENTAL OPPORTUNITIES FUND

INTERNATIONAL EQUITY FUNDS

PEAR TREE POLARIS FOREIGN VALUE FUND

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

PEAR TREE POLARIS INTERNATIONAL OPPORTUNITIES FUND

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

PEAR TREE FUNDS

Important Information About Access to Shareholder Reports

Paper copies of the Pear Tree Funds’ shareholder reports like this one are no longer being sent by mail, unless you specifically request paper copies of the reports from Pear Tree Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already have elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pear Tree Funds or your financial intermediary electronically by contacting your financial intermediary or if you invest directly with Pear Tree Funds, by calling 1-800-326-2151 or logging on to www.peartreefunds.com

You may elect to receive all future reports in paper free of charge. You can inform Pear Tree Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting Pear Tree Funds at 1-800-326-2151 or your financial intermediary. Your election to receive or not receive reports in paper will apply to all funds held with Pear Tree Funds.

Statements Regarding Forward-Looking Information

Pear Tree Funds makes statements in this Annual Shareholders’ Report (this “Shareholders Report”) that are forward-looking statements within the meaning of the federal securities laws. Words, expressions, and statements regarding future periods, such as “believe,” “estimate,” “expect,” “anticipate,” “intend,” “plan,” “seek,” and “may,” are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause any of the Pear Tree Funds’ actual results, performance, or achievements, or industry results, to differ materially from any predictions of future results, performance, or achievements that Pear Tree Funds expresses or implies in this Shareholders Report.

The forward-looking statements included in this Shareholders Report are based upon Pear Tree Funds’ and its investment manager’s and sub-advisers’ current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions. Those conditions and decisions are difficult, and sometimes impossible, to predict accurately and many are beyond the control of Pear Tree Funds, its investment manager and its sub-advisers. Although Pear Tree Funds, its investment manager and its sub-advisers believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, each Pear Tree Fund’s actual results and performance could differ materially from those predicted results and performance set forth in the forward-looking statements.

Factors that could have a material adverse effect on a Pear Tree Fund’s operations and future prospects are described in the Pear Tree Funds’ current prospectus.

All forward-looking statements are made as of the date of this Shareholders Report and the risk that actual results will differ materially from the expectations expressed in this Shareholders Report will increase with the passage of time. Except as otherwise required by the federal securities laws, none of Pear Tree Funds, its investment manager or any of its sub-advisers undertakes any obligation to publicly update or revise any forward-looking statements after the date of this Shareholders Report, whether as a result of new information, future events, changed circumstances or any other reason. In light of the significant uncertainties inherent in the forward-looking statements included in this Shareholders Report, the inclusion of such forward-looking statements should not be regarded as a representation by Pear Tree Funds, its investment manager, its sub-advisers or any other person that the objectives and plans set forth in this Shareholders Report will be achieved.

PEAR TREE FUNDS

Pear Tree Polaris Small Cap Fund

Pear Tree Quality Fund

Pear Tree Essex Environmental Opportunities Fund

Pear Tree Polaris Foreign Value Fund

Pear Tree Polaris Foreign Value Small Cap Fund

Pear Tree Polaris International Opportunities Fund

ANNUAL REPORT

March 31, 2024

This report must be preceded or accompanied by a current Pear Tree Funds prospectus for individuals who are not current shareholders of the Funds. If you are not a shareholder of a Pear Tree Fund, you should read the prospectus carefully before investing because it contains more complete information on the Pear Tree Funds’ investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, visit www.peartreefunds.com or call 1-800-326-2151.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither Pear Tree Funds nor U.S. Boston Capital Corporation is a bank.

PEAR TREE FUNDS

Dear Fellow Shareholder,

We are pleased to provide you with the Pear Tree Funds’ Annual Report for the fiscal year ended March 31, 2024 and to update you on recent market conditions and the performance of the Pear Tree Funds.

For current performance information, please visit our website at www.peartreefunds.com. We thank you for your continued confidence in the Pear Tree Funds. Please feel free to e-mail us at info@peartreefunds.com or call us at 1-800-326-2151 with any questions or for assistance on your account.

Sincerely,

Willard Umphrey
President and Chairman

As used in this report; “Fund” refers to a Pear Tree Fund and “Funds” refers to more than one Pear Tree Fund or all Pear Tree Funds, depending on the context.

Any statements in this report regarding market or economic trends or the factors influencing the historical or future performance of the Pear Tree Funds are the views of the Funds’ investment manager and/or sub-advisers as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management and the subadvisers to the Funds disclaim any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Pear Tree Fund. Any references to specific securities are not recommendations to purchase, hold or sell such securities and may not be representative of any Pear Tree Fund’s current or future investments.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

PEAR TREE FUNDS

FUND EXPENSES

We believe it is important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns. The following is important information about each Fund’s Expense Example, which appears on the following page.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on $1,000 being invested at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The first line for each Share Class for each Fund in the table on the following page provides information about actual account returns and actual expenses. You may use the information in this line, together with the amount you invested for that Fund and Share Class, to estimate the expenses that you paid over the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Share Class for each Fund in the table on the following page shows you hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information only to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

PEAR TREE FUNDS

Expense Example for the 6 months ended March 31, 2024

These examples are based on $1,000 being invested at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Pear Tree Fund	Share Class	Total Return Description	Beginning Account Value 10/1/23	Ending Account Value 3/31/2024	Annualized Expense Ratio	Expenses Paid* 10/1/2023- 3/31/2024
Small **	Ordinary	Actual	$1,000.00	$1,188.30	1.39%	$7.60
		Hypothetical	$1,000.00	$1,018.05	1.39%	$7.01
	Institutional	Actual	$1,000.00	$1,190.50	1.02%	$5.59
		Hypothetical	$1,000.00	$1,019.89	1.02%	$5.16
Quality **	Ordinary	Actual	$1,000.00	$1,239.20	1.14%	$6.36
		Hypothetical	$1,000.00	$1,019.32	1.14%	$5.74
	Institutional	Actual	$1,000.00	$1,241.80	0.76%	$4.28
		Hypothetical	$1,000.00	$1,021.18	0.76%	$3.86
Environmental Opportunities	Ordinary	Actual	$1,000.00	$1,066.20	1.24%	$6.42
		Hypothetical	$1,000.00	$1,018.78	1.24%	$6.28
	Institutional	Actual	$1,000.00	$1,067.70	0.99%	$5.14
		Hypothetical	$1,000.00	$1,020.03	0.99%	$5.02
	R6	Actual	$1,000.00	$1,068.60	0.95%	$4.93
		Hypothetical	$1,000.00	$1,020.23	0.95%	$4.82
Foreign Value	Ordinary	Actual	$1,000.00	$1,152.60	1.41%	$7.56
		Hypothetical	$1,000.00	$1,017.97	1.41%	$7.09
	Institutional	Actual	$1,000.00	$1,155.00	1.04%	$5.58
		Hypothetical	$1,000.00	$1,019.82	1.04%	$5.23
	R6	Actual	$1,000.00	$1,155.00	0.94%	$5.08
		Hypothetical	$1,000.00	$1,020.29	0.94%	$4.76
Foreign Value Small Cap	Ordinary	Actual	$1,000.00	$1,135.40	1.40%	$7.49
		Hypothetical	$1,000.00	$1,017.98	1.40%	$7.08
	Institutional	Actual	$1,000.00	$1,136.80	1.03%	$5.52
		Hypothetical	$1,000.00	$1,019.83	1.03%	$5.22
	R6	Actual	$1,000.00	$1,136.80	1.00%	$5.37
		Hypothetical	$1,000.00	$1,019.98	1.00%	$5.07
International Opportunities	Ordinary	Actual	$1,000.00	$1,094.20	1.71%	$8.97
		Hypothetical	$1,000.00	$1,016.43	1.71%	$8.64
	Institutional	Actual	$1,000.00	$1,098.20	1.37%	$7.19
		Hypothetical	$1,000.00	$1,018.15	1.37%	$6.92
	R6	Actual	$1,000.00	$1,099.50	1.35%	$7.07
		Hypothetical	$1,000.00	$1,018.27	1.35%	$6.79

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

** No Class R6 Shares were outstanding for this Fund during the reporting period.

This page intentionally left blank.

PEAR TREE FUNDS

Pear Tree Polaris Small Cap Fund

INVESTMENT PROFILE

All Data as of March 31, 2024

Investment Commentary

(prepared by Polaris Capital Management, LLC, sub-adviser to Pear Tree Polaris Small Cap Fund)

For the fiscal year ended March 31, 2024, the Pear Tree Polaris Small Cap Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the Russell 2000 Total Return Index (the “Index”). The Fund had a return of 21.12% at net asset value compared to 19.71% for the Index.

Fund Information
Net Assets	$88.1 Million
Number of Companies	53
Price to Book Ratio	2.0
Price to Earnings Ratio	11.7
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.53%	1.28%
Total Expense Ratio (Net)*	1.53%	1.16%
Ticker Symbol	USBNX	QBNAX

*per prospectus dated November 7, 2023

See financial highlights for the total expense ratios for the fiscal year ended March 31, 2024. The fund had no Class R6 Shares outstanding during the reporting period.

The Fund had notable outperformance in overweight cyclical sectors, including Industrials, Financials and Materials, slightly offset by lackluster Health Care holdings. Nearly 75% of holdings had double-digit gains for the period, led by contributions from Eagle Materials Inc., Allison Transmission Holding, Barrett Business Services, and three Financials: OFG Bancorp., Hercules Capital and South Plains Financial.

Strength in North American on-highway and defense divisions, coupled with price increases, drove Allison’s net sales and order volumes higher. Eagle posted record revenues (on the back of strong cement demand), gross margin expansion and successful acquisition integrations. Business outsourcing provider, Barrett, achieved customer growth and improved profitability metrics.

Among Financials, portfolio growth and an increase in core yields drove Hercules Capital’s results, with investment income and net investment income at high levels. South Plains Financial Inc. reported robust quarterly earnings, with higher net income, EPS and a growing deposit base. The company also sold their insurance operations, intent on using proceeds for a stock buyback. Puerto Rico-based OFG Bancorp improved its competitive position in the Commonwealth, with hefty loan demand and credit quality.

Detractors included Computer Programs and Systems, which reported inconsistent demand and bookings, leading to a revision in guidance. Pacira BioSciences declined after consecutive quarters of sales misses; the CEO stepped down, surprising the market. First quarter 2023 sales fell short of expectations, causing Dril-Quip shares to trade lower. The company failed to recover throughout the rest of the year, as weaker energy prices and supply chain constraints in the offshore rig market weighed on industry sentiment.

Portfolio Changes

During the period, the Fund sold more than a half dozen stocks, a proportion of which were liability-sensitive Financials likely to come under pressure in a sustained high interest rate environment. Others were exited as they reached valuation targets. Cash was reallocated to purchase Global Medical REIT Inc., which manages medical office buildings and outpatient clinics; NOW Inc., which distributes downstream energy and industrial products; Acuity Brands Inc., the U.S. commercial/industrial lighting leader; The Buckle Inc., a clothing/denim retailer operating across 42 states; and two high quality Texas banks, Cullen/Frost and Southside Bancshares.

Pear Tree Polaris Small Cap Fund

A Look Ahead

Short-term volatility may persist as the Fed navigates inflation and the timing of rate cuts. When rates do drop, cyclicals will likely benefit. Our research has identified a number of hard-hit cyclicals with great recovery potential in 2024. We will continue to add to our portfolio on an opportunistic basis, intent on continued outperformance.

Top 10 Holdings
Percentage of total net assets	28.0%
Barrett Business Services, Inc.	3.3%
OFG Bancorp	3.1%
Graphic Packaging Holding Co.	3.0%
South Plains Financial, Inc.	2.8%
Cabot Corporation	2.7%
International Bancshares Corporation	2.7%
Hercules Capital, Inc.	2.6%
Ingredion Incorporated	2.6%
MKS Instruments, Inc.	2.6%
Eagle Materials Inc.	2.6%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Industrials	35.6%
Financials	22.5%
Materials	10.5%
Energy	7.6%
Information Technology	5.9%
Consumer Discretionary	5.6%
Health Care	5.3%
Consumer Staples	2.6%
Real Estate	1.3%
CASH + other assets (net)	3.1%

Value of a $10,000 Investment Pear Tree Polaris Small Cap. (PTSC) Ordinary Shares vs. Russell 2000 Index*

*The current sub-adviser took over management of the Fund’s portfolio on 01/01/2015 and modified the Fund’s principal investment strategy. Returns that cover periods prior to that date include performance information of another investment sub-advisor employing a different investment strategy.

Pear Tree Polaris Small Cap Fund

Average Annual Total Returns
	1Q 2024	Six Months	One Year	Five Year	Ten Year(3)	Since Inception(3)	Inception Date
Ordinary Shares	7.06%	18.83%	21.12%	8.46%	6.16%	9.20%	08/03/1992
Institutional Shares(1)	7.15%	19.05%	21.53%	8.85%	6.51%	8.89%	01/06/1993
Russell 2000(2)	5.18%	19.94%	19.71%	8.11%	7.58%	9.31%	__________

(1)Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date of the Index is 08/03/1992. The Russell 2000 Index is maintained by FTSE Russell, a subsidiary of the London Stock Exchange Group.

(3)The current sub-adviser took over management of the Fund’s portfolio on 01/01/2015 and modified the Fund’s principal investment strategy. Returns that cover periods prior to that date include performance information of another investment sub-adviser employing a different investment strategy.

The Fund had no Class R6 Shares outstanding during the reporting period.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies. The Fund may invest in issuers in the real estate industry. Changes in real estate values or economic downturns can have a significant negative effect on these issuers. The Fund may invest in foreign issuers that trade on U.S. stock exchanges. These issuers may be subject to special risks including different corporate governance rules and bankruptcy laws.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

Industrial industries can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, worldwide competition, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Financial services industries may be adversely affected by, among other things, regulatory changes, the availability of capital, the costs of borrowing, the rate of debt defaults, interest rate movements and competition.

This page intentionally left blank.

Pear Tree Polaris Small Cap Fund

PEAR TREE QUALITY FUND

INVESTMENT PROFILE

All Data as of March 31, 2024

Investment Commentary

(prepared by Pear Tree Advisors, Inc., the Investment Manager to Pear Tree Quality Fund)

For the fiscal year ended March 31, 2024, Pear Tree Quality Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, S&P 500 (the “Index”). The Fund achieved a return of 31.08% at net asset value compared to 29.88% for the Index.

Fund Information
Net Assets	$323.4 Million
Number of Companies	41
Price to Book Ratio	5.4
Price to Earnings Ratio	27.4
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.51%	1.26%
Total Expense Ratio (Net)*	1.19%	0.79%
Ticker Symbol	USBOX	QGIAX

*per prospectus dated November 7, 2023

See financial highlights for the total expense ratios for the fiscal year ended March 31, 2024. The fund had no Class R6 Shares outstanding during the reporting period.

Market Conditions and Investment Strategies

The Fund’s investment manager currently chooses securities for the Fund by periodically selecting a mutual fund (the “Target Portfolio”) and monitoring the Target Portfolio’s holdings. The Fund’s investment sub-adviser, at the direction of the investment manager, rebalances the Fund’s portfolio to correspond generally to the Target Portfolio’s most recent holdings as publicly reported.

Over the previous twelve months, the Industrials sector was the largest positive contributor to the Fund’s performance mainly due to stock selection. The Communication Services, Energy, Financials, Health Care, Materials, Real Estate and Utilities sectors also contributed to performance.

The Consumer Staples, Consumer Discretionary and Information Technology sectors detracted from performance. According to the Target Portfolio, overall, stock selection and sector selection contributed to performance.

Portfolio Changes

We expect the Fund to have a relatively low turnover rate given the historical stability and relatively low turnover rate of the current Target Portfolio.

For the fiscal year ended March 31, 2024, the Fund rebalanced the holdings four times in response to the quarterly holdings reported by the Target Portfolio. The four rebalances resulted in the sale of two positions. The Fund also opened new positions in two companies: one Industrial Company and one Consumer Staples company.

PEAR TREE QUALITY FUND

A Look Ahead

For the foreseeable future, the Fund’s investment manager expects the Target Portfolio to remain the same. For more information on the selection of the Target Portfolio(s), please see the Fund’s Prospectus.

Top 10 Holdings
Percentage of total net assets	40.0%
Microsoft Corporation	6.8%
UnitedHealth Group, Inc.	5.0%
Amazon.com, Inc.	4.0%
Safran SA	3.8%
Meta Platforms, Inc.	3.6%
Lam Research Corporation	3.5%
Johnson & Johnson	3.4%
Oracle Corporation	3.4%
SAP AG	3.3%
Apple, Inc.	3.2%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Information Technology	36.8%
Health Care	24.3%
Consumer Discretionary	10.9%
Consumer Staples	8.2%
Industrials	6.7%
Communication Services	6.7%
Financials	5.3%
Energy	0.0%
Materials	0.0%
Real Estate	0.0%
Utilities	0.0%
CASH + other assets (net)	1.1%

Value of a $10,000 Investment Pear Tree Quality (PTQ) Ordinary Shares vs. S&P 500 Index

PEAR TREE QUALITY FUND

Average Annual Total Returns
	1Q 2024	Six Months	One Year	Five Year	Ten Year	Since Inception(3)	Inception Date
Ordinary Shares	10.56%	23.92%	31.08%	15.98%	13.71%	10.31%	05/06/1985
Institutional Shares(1)	10.70%	24.18%	31.58%	16.43%	14.09%	9.67%	03/25/1991
S&P 500(2)	10.56%	23.48%	29.88%	15.05%	12.96%	11.39%	__________

(1)Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)The S&P 500 Index is an unmanaged index of stocks chosen for their size and industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. For comparative performance purposes the beginning date for the Index is 05/29/1985. S&P 500 Index is a registered mark of Standard & Poor’s.

(3)Pear Tree Advisors took over management of the Fund’s portfolio and the Fund changed its strategy on 01/01/2011. The Fund adopted the current Target Portfolio as its target portfolio also on 01/01/2011. Returns that cover periods prior to that date include performance information of other investment sub-advisers pursuing different strategies.

The Fund had no Class R6 Shares outstanding during the reporting period.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, may not be able to attain the high growth rates of successful smaller companies, and may be unable to respond as quickly to competitive challenges.

Investing in foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund may be more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

Information technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

Health care industries are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by rapid obsolescence and patent expirations.

This page intentionally left blank.

PEAR TREE QUALITY FUND

PEAR TREE ESSEX ENVIRONMENTAL OPPORTUNITIES FUND

INVESTMENT PROFILE

All Data as of March 31, 2024

Investment Commentary

(prepared by Essex Investment Management Company, LLC, sub-adviser to Pear Tree Essex Environmental Opportunities Fund).

For the fiscal year ended March 31, 2024, the Pear Tree Essex Environmental Opportunities Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the MSCI World Index (the “Index”). The Fund achieved a return of (8.29%) at net asset value compared to 25.72% for the Index.

Fund Information
Net Assets	$45.5 Million
Number of Companies	33
Price to Book Ratio	3.2
Price to Earnings Ratio	37.7
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.58%	1.33%	1.18%
Total Expense Ratio (Net)*	1.24%	0.99%	0.95%
Ticker Symbol	EEOFX	GEOSX	GEORX

*per prospectus dated November 7, 2023 See financial highlights for the total expense ratios for the fiscal year ended March 31, 2024.

Market Conditions and Investment Strategies

The twelve months ended March 31, 2024 was a strong year for global stock markets but it was a difficult environment for the Fund. As a reminder, the Fund invests strictly in companies the sub-adviser believes provide solutions to the world’s environmental challenges, including renewable energy, power semiconductors, grid infrastructure, clean water, electric vehicles, energy storage and factory automation. Despite the increasing need for such solutions, macro headwinds have been buffeting the clean tech/climate tech arena as evidenced by the very weak performance of our secondary benchmark, the Wilderhill Clean Energy Index1, which returned a (43.1%) for the twelve months ended March 31, 2024. The most significant headwinds that have disproportionately impacted the Fund are rising interest rates, inflationary pressures, confusion around the market impact of incentive programs such as the Inflation Reduction Act and general investor apathy for small and mid-sized growth companies.

Portfolio Changes

During the fiscal year ended March 31, 2024, we continued to reduce our exposure to renewable energy given a challenging interest rate and cost environment and have reduced our exposure to electric vehicle (“EV”) related companies given a near-term slowdown in EV sales. We have increased our weight in water, power technology and grid infrastructure companies. We have long been emphasizing the need for improvements in our electrical grid, something that is now appreciated given the energy intensity of artificial intelligence and data centers.

1The Wilderhill Clean Energy Index is composed of stocks of companies that are publicly traded in the United States and engaged in the business of advancement of cleaner energy and conservation.

PEAR TREE ESSEX ENVIRONMENTAL OPPORTUNITIES FUND

A Look Ahead

Despite the challenging year, the underlying multi-decade trends in clean tech, climate tech and the energy transition are firmly intact. Sentiment during this current clean tech downturn is as poor as we have witnessed in our more than 15 years of experience, but we believe the headwinds will abate as the problems to be solved are great: we need more clean water, we need a more reliable and efficient electrical grid, we need greater agricultural productivity for a growing population, we need more sustainable energy sources. Importantly, the underlying clean technologies get cheaper and better every day. We see that the leading companies in the industry are exhibiting paths to profitable, multi-year growth. The valuations for many are the most compelling that we have seen in a long time.

Top 10 Holdings
Percentage of total net assets	43.9%
NextEra Energy, Inc.	6.3%
Primoris Services Corporation	4.5%
Badger Meter, Inc.	4.4%
Hubbell Incorporated	4.4%
Kion Group AG	4.3%
Mueller Water Products, Inc.	4.2%
Landis+Gyr Group AG	4.1%
Kingspan Group plc	4.0%
Valmont Industries, Inc.	4.0%
Keyence Corporation	3.7%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Industrials	56.2%
Information Technology	24.6%
Materials	8.2%
Utilities	6.2%
Financials	2.6%
Consumer Discretionary	0.8%
CASH + other assets (net)	1.4%

Top 10 Country Allocations
Percentage of total net assets	98.6%
United States	67.6%
Germany	7.8%
Japan	6.3%
Switzerland	6.1%
Denmark	5.6%
Ireland	4.0%
Sweden	1.2%

Value of a $10,000 Investment Pear Tree Essex Environmental Opportunities (PTEO) Ordinary Shares vs. MSCI WORLD Index*

*Performance for periods prior to September 1, 2021 represents the performance of Essex Environmental Opportunities Fund, the predecessor fund of the Fund.

PEAR TREE ESSEX ENVIRONMENTAL OPPORTUNITIES FUND

Average Annual Total Returns*
	1Q 2024	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(1.47)%	6.62%	(8.29)%	6.64%	—%	4.98%	9/1/2017
Institutional Shares(1)	(1.37)%	6.77%	(8.03)%	6.91%	—%	5.24%	9/1/2017
R6 Shares(1)	(1.33)%	6.86%	(7.93)%	—%	—%	(14.16)%	9/1/2021
MSCI World(2)	9.01%	21.58%	25.72%	12.63%	—%	11.26%	__________

*Performance for periods prior to September 1, 2021 represents the performance of Essex Environmental Opportunities Fund, the predecessor fund of the Fund.

(1)Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)The MSCI World Index captures large and mid-cap representation across 23 Developed Markets (DM) countries. With 1,465 constituents as of 03/31/2024, the index covers approximately 85% of the free float-adjusted market capitalization in each country. You cannot invest directly in an index. For comparative performance purposes, the beginning date of the Index is 9/01/2017. The MSCI World Index is maintained by MSCI Inc.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, may not be able to attain the high growth rates of successful smaller companies, and may be unable to respond as quickly to competitive challenges.

Investing in foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Information Technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

Industrial industries can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, worldwide competition, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

This page intentionally left blank.

PEAR TREE ESSEX ENVIRONMENTAL OPPORTUNITIES FUND

PEAR TREE POLARIS FOREIGN VALUE FUND

INVESTMENT PROFILE

All Data as of March 31, 2024

Investment Commentary

(prepared by Polaris Capital Management, LLC, sub-adviser to Pear Tree Polaris Foreign Value Fund)

For the fiscal year ended March 31, 2024, the Pear Tree Polaris Foreign Value Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the MSCI EAFE Index (the “Index”). The Fund had a return of 14.66% at net asset value compared to 15.90% for the Index.

Fund Information
Net Assets	$3,100.9 Million
Number of Companies	61
Price to Book Ratio	1.6
Price to Earnings Ratio	14.3
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.52%	1.27%	1.12%
Total Expense Ratio (Net)*	1.42%	1.05%	0.94%
Ticker Symbol	QFVOX	QFVIX	QFVRX

*per prospectus dated November 7, 2023 See financial highlights for the total expense ratios for the fiscal year ended March 31, 2024.

Market Conditions and Investment Strategies

The Fund had strong contributions from overweight cyclicals including Financials, Consumer Discretionary, Information Technology and Materials, modestly offset by select Health Care holdings. At the country level, the Fund outperformed in Germany, U.K., Switzerland, Belgium and a number of out-of-benchmark locales.

The top contributor was memory chip maker SK Hynix, up more than 100% for the year, noting improvement in DRAM pricing and artificial intelligence (AI) demand for its very advanced high bandwidth memory chips. AI was the driving force behind other portfolio holdings too — but to different effect. Publicis Groupe was up markedly after announcing solid fiscal year-end results and promoting a new strategy to become the industry’s first AI-powered Intelligent System to be built in-house. Teleperformance declined on renewed concerns that generative AI will disrupt the French call center’s business.

Among Financials, Puerto Rican bank, Popular Inc., managed to beat street estimates for earnings, while German reinsurers capitalized on hard market pricing and better returns on their investment portfolios.

The “electrification of everything” and a resurgent Chinese economy drove copper demand, but supply side constraints were an equally, if not more important, determinant of pricing. Pure copper player Lundin Mining jumped more than 50% for the period.

Among detractors, Norwegian fertilizer manufacturer Yara International posted lackluster results, as profitability dropped on reduced margins. Irish drug maker, Jazz Pharmaceuticals, had mixed news as its key product, Xywav, faced generics competition. LG Electronics reported inline sales, but operating profits disappointed on higher marketing costs and expenses.

Portfolio Changes

During the period, a number of Fund holdings were sold opportunistically following strong stock price recoveries (Jumbo SA, Honda Motor, Hyundai Mobis), while a few others were exited on deteriorating fundamentals. New buys included Japanese trading company, Itochu Corp.; ENI SpA, the Italian oil and gas company; Daimler Truck AG, the global manufacturer for heavy-duty trucks and buses; and a handful of other names in diverse industries and geographies. The Fund also has ownership of Sandoz shares due to a Novartis spin-off.

PEAR TREE POLARIS FOREIGN VALUE FUND

A Look Ahead

The timing of rate adjustments remains in question; it will be a fine balance taking into account strong global GDP growth and employment rates, geopolitical risks and election year stimulus packages among other metrics. At Polaris, we continue to perform fundamental bottom-up research, which we expect will ultimately drive differential equity returns.

Top 10 Holdings
Percentage of total net assets	24.2%
Daimler Truck Holding AG	2.7%
Lundin Mining Corporation	2.7%
SK Hynix, Inc.	2.6%
Linde plc	2.4%
Smurfit Kappa	2.4%
Publicis Groupe	2.4%
Samsung Electronics Company Limited	2.3%
Shinhan Financial Group Co., Limited	2.3%
Michelin (CGDE)	2.2%
TotalEnergies SE	2.2%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Consumer Discretionary	19.5%
Financials	17.8%
Materials	15.3%
Industrials	14.6%
Communication Services	8.7%
Information Technology	6.8%
Health Care	5.8%
Energy	4.1%
Consumer Staples	3.7%
Real Estate	2.0%
Cash and Other Assets (Net)	1.7%

Top 10 Country Allocations
Percentage of total net assets	85.9%
South Korea	13.0%
Japan	12.5%
Canada	12.2%
France	11.6%
United Kingdom	10.1%
Germany	9.2%
Norway	6.1%
Ireland	5.3%
Sweden	3.6%
Italy	2.3%

Value of a $10,000 Investment Pear Tree Polaris Foreign Value (PTFV) Ordinary Shares vs. MSCI EAFE Index

PEAR TREE POLARIS FOREIGN VALUE FUND

Average Annual Total Returns
	1Q 2024	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	3.29%	15.26%	14.66%	4.30%	3.39%	5.91%	05/15/1998
Institutional Shares(1)	3.39%	15.50%	15.12%	4.69%	3.74%	7.06%	12/18/1998
R6 Shares(1)	3.41%	15.50%	15.17%	4.78%	—%	5.35%	02/06/2017
MSCI World(2)	5.93%	17.01%	15.90%	7.85%	5.30%	5.14%	__________

(1)Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)The MSCI Europe, Australia, and Far East (“MSCI EAFE”) Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index.

For comparative performance purposes, the beginning date for the Index is 05/29/1998.

The MSCI EAFE Index is maintained by MSCI Inc.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or other economic developments and can perform differently than the U.S. market.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

This page intentionally left blank.

PEAR TREE POLARIS FOREIGN VALUE FUND

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

INVESTMENT PROFILE

All Data as of March 31, 2024

Investment Commentary

(prepared by Polaris Capital Management, LLC, sub-adviser to Pear Tree Polaris Foreign Value Small Cap Fund)

For the fiscal year ended March 31, 2024, the Pear Tree Polaris Foreign Value Small Cap Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the MSCI ACWI ex USA Small Cap Index (the “Index”). The Fund had a return of 14.81% at net asset value compared to 13.35% for the Index.

Fund Information
Net Assets	$1,023.1 Million
Number of Companies	66
Price to Book Ratio	1.3
Price to Earnings Ratio	11.5
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.52%	1.27%	1.12%
Total Expense Ratio (Net)*	1.42%	1.05%	1.02%
Ticker Symbol	QUSOX	QUSIX	QUSRX

*per prospectus dated November 7, 2023 See financial highlights for the total expense ratios for the fiscal year ended March 31, 2024.

Market Conditions and Investment Strategies

The Fund had double-digit gains in seven sectors, with notable outperformance in overweighted Consumer Discretionary, Industrials and Utilities. Communication Services and Health Care detracted most. At the country level, the portfolio outperformed in Japan, United Kingdom, France, Taiwan and the majority of other locales, offset by losses in Singapore, South Korea and Sweden.

U.K.-based Vistry Group PLC was the largest contributor to portfolio gains, as the company exited its private homebuilding business in favor of a partnership model with local governments for social housing. Italian appliance supplier De’Longhi boosted full-year guidance and announced a majority stake in espresso equipment brand, La Marzocco. Rubis’ stock jumped more than 40% on robust earnings, upbeat guidance and strategic maneuvers to sell terminals to private equity. Canadian financial company, EQB announced record quarterly earnings, maintained full year forecasts and increased its dividend. Fellow Canadian financial, goeasy, reported similarly robust results. Other top contributors included Diacel Corp, Glanbia PLC and Equatorial Energia.

Multimedia company, Future PLC, was the largest detractor, after announcing a profit miss that dragged down the stock. British financial services provider, OSB Group, booked a charge to its income statement, as investors refinanced loans en-masse once teaser rates expired. AEM issued a profit warning due to a $17-$25 million shortfall in its inventory and customer shortfalls. Other decliners included Nature Holdings, DFDS and Loomis.

Portfolio Changes

During the period, the Fund sold nearly one dozen holdings and purchased an almost equal number. Sales were largely attributable to companies reaching valuation targets. Capital was reallocated to Hikma Pharmaceuticals, a British-based drug manufacturer; Consumer Staples stock, South Korean confectionery Orion Corp.; and four new investments each in Industrials and Consumer Discretionary sectors.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

A Look Ahead

Markets were mixed, with Europe and Asian countries slowly recovering; however, volatility remains as central banks tackle inflation/rate cut timing. On this backdrop, our research continues to identify a number of attractive investment prospects. In the coming quarters, we may replace a handful of portfolio holdings with new entrants with potentially better risk/return profiles.

Top 10 Holdings
Percentage of total net assets	27.0%
Vistry Group plc	3.0%
De’Longhi S.p.A.	2.9%
D’Ieteren S.A.	2.9%
Rubis	2.8%
Aalberts N.V.	2.8%
Hexpol AB	2.7%
Elis S.A.	2.6%
Glanbia plc	2.5%
Daicel Corporation	2.5%
Signify N.V.	2.3%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Industrials	24.4%
Financials	21.5%
Consumer Discretionary	19.9%
Materials	8.1%
Information Technology	6.7%
Utilities	6.1%
Consumer Staples	4.4%
Energy	2.3%
Health Care	2.0%
Communication Services	1.0%
Real Estate	0.8%
CASH + other assets (net)	2.8%

Top 10 Country Allocations
Percentage of total net assets	70.4%
United Kingdom	17.2%
Japan	11.3%
France	10.0%
South Korea	6.0%
Netherlands	5.1%
Sweden	5.1%
Thailand	4.4%
Canada	4.2%
Norway	4.1%
Ireland	3.0%

Value of a $10,000 Investment Pear Tree Foreign Value Small Cap (PTFVSC) Ordinary Shares vs. MSCI ACWI ex USA Small Cap Index

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

Average Annual Total Returns\
	1Q 2024	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	1.72%	13.54%	14.81%	6.40%	4.71%	6.13%	05/01/08
Institutional Shares(1)	1.79%	13.68%	15.20%	6.78%	5.06%	6.44%	05/01/08
R6 Shares(1)	1.70%	13.68%	15.13%	6.81%	—%	6.64%	02/06/17
MSCI ACWI ex USA Small Cap(2)	2.21%	12.63%	13.35%	6.71%	5.16%	5.01%	__________

(1)Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States). With 4,424 constituents as of 03/31/2024, the index covers approximately 14% of the global equity opportunity set outside the U.S. You cannot invest directly in an index. For comparative performance purposes, the beginning date of the Index is 05/01/2008.

The MSCI ACWI ex USA Small Cap Index is maintained by MSCI Inc.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies.

Industrial Industries can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, worldwide competition, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Financial services industries may be adversely affected by, among other things, regulatory changes, the availability of capital, the cost of borrowing, the rate of debt defaults, interest rate movements and competition.

This page intentionally left blank.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

PEAR TREE POLARIS INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT PROFILE

All Data as of March 31, 2024

Investment Commentary

(prepared by Polaris Capital Management, LLC, sub-adviser to Pear Tree Polaris International Opportunities Fund)

For the fiscal year ended March 31, 2024, the Pear Tree Polaris International Opportunities Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the MSCI ACWI ex USA Index (the Index”). The Fund had a return of 3.70% at net asset value compared to 13.83% for the Index.

Fund Information
Net Assets	$87.2 Million
Number of Companies	76
Price to Book Ratio	2.5
Price to Earnings Ratio	17.3
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.60%	1.38%	1.23%
Total Expense Ratio (Net)*	1.50%	1.06%	0.99%
Ticker Symbol	QISOX	QISIX	QISRX

*per prospectus dated November 7, 2023 See financial highlights for the total expense ratios for the fiscal year ended March 31, 2024.

Market Conditions and Investment Strategies

Underperformance was mainly due to market cap concentration of the benchmark, which skews heavily to large-cap stocks (~80%), while the Fund is more diversified across the small and mid-cap space. This was most evident in the first quarter of 2024, where the return differential was greatest and favored high-flying large caps.

By contribution, Financials, Information Technology (IT) and Consumer Staples added to gains, while Industrials and Communication Services detracted. At the country level, the Fund captured double-digit returns from holdings in Italy, Japan, Canada and Norway to name a few. Losses were notable in China, Mexico, Sweden and Denmark.

More than 80% of Financials were in absolute positive territory. Muthoot Finance, India’s largest gold loan business, guided for 15% loan growth in 2024. EQB announced record quarterly earnings, maintained full year forecasts and increased its dividend. Similarly, goeasy had record quarterly earnings with robust loan growth, stable credit costs and lower net charge-offs. In Consumer Discretionary, Italian appliance supplier De’Longhi boosted full-year guidance and announced a majority stake in La Marzocco. In Materials, SOL SpA was up as the Italian technical/medical gas company reported strong annual results with higher revenues, net income and EPS.

Chinese stocks (Alibaba Group, Zhongsheng Group and China Meidong Auto Holdings) were under pressure on a protracted local recovery; consumer discretionary spending was lackluster. While Bravida had good quarterly earnings, guidance was tepid on increased competition, higher costs and lower installation volumes.

Portfolio Changes

During the period, the Fund exited a dozen stocks, the majority of which were sold as they reached Polaris’ valuation limits. Capital was reallocated to 17 new buys, mainly grouped in Industrials and IT, along with a few consumer holdings. The Fund re-purchased four companies on recent market weakness; each was previously owned and sold due to high valuation.

PEAR TREE POLARIS INTERNATIONAL OPPORTUNITIES FUND

A Look Ahead

While style differences versus the benchmark hampered results this quarter, we do expect small and mid-caps to prevail in the long term. Why? Many of these companies have better growth profiles and more attractive valuations than their large cap brethren. Our strategy remains consistent and focused, as we identify many good investment candidates that can round out our portfolio.

Top 10 Holdings
Percentage of total net assets	22.9%
D’Ieteren S.A.	2.5%
Neurones S.A.	2.5%
SOL S.p.A.	2.4%
Sparebanken Vest	2.4%
Midea Group Co., Ltd.	2.3%
Cranswick plc	2.3%
Reply S.p.A.	2.2%
Computacenter plc	2.1%
SpareBank Nord-Norge	2.1%
Zhejiang Supor Co.	2.1%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Consumer Discretionary	26.3%
Financials	24.5%
Information Technology	20.6%
Industrials	12.9%
Materials	7.3%
Consumer Staples	6.2%
Utilities	1.4%
Cash and Other Assets (Net)	0.8%

Top 10 Country Allocations
Percentage of total net assets	72.1%
United Kingdom	12.8%
Canada	9.5%
Italy	7.6%
China	7.3%
Japan	7.0%
Taiwan	6.9%
France	6.7%
Australia	5.9%
Norway	4.5%
Sweden	3.9%

Value of a $10,000 Investment Pear Tree Polaris International Opportunities (PTIO) Ordinary Shares vs. MSCI ACWI ex USA Index

PEAR TREE POLARIS INTERNATIONAL OPPORTUNITIES FUND

Average Annual Total Returns
	1Q 2024	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(2.44)%	9.42%	3.70%	5.56%	—%	6.58%	1/30/2019
Institutional Shares(1)	(2.33)%	9.82%	4.24%	6.02%	—%	7.03%	1/30/2019
R6 Shares(1)	(2.33)%	9.95%	4.45%	6.06%	—%	7.07%	1/30/2019
MSCI World ex USA(2)	4.81%	15.11%	13.83%	6.48%	—%	6.80%	__________

(1)Institutional and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States) and 24 Emerging Markets (EM) countries.

With 2,231 constituents as of 03/31/2024, the index covers approximately 85% of the global equity opportunity set outside the United States.

You cannot invest directly in an index For comparative performance purposes, the beginning date of the Index is 01/30/2019. The MSCI ACWI ex USA Index is maintained by MSCI Inc.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies.

Consumer Discretionary stocks are tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics, and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Financial services industries may be adversely affected by, among other things, regulatory changes, the availability of capital, the cost of borrowing, the rate of debt defaults, interest rate movements and competition.

Information Technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS SMALL CAP FUND

SCHEDULE OF INVESTMENTS

March 31, 2024

Common Stock—96.9%

	Shares	Value

AEROSPACE & DEFENSE — 4.1%
Curtiss-Wright Corporation	7,200	$1,842,768
V2X, Inc. (a)	37,600	1,756,296
		3,599,064
AUTO COMPONENTS — 0.8%
Standard Motor Products, Inc.	20,700	694,485

AUTOMOBILES — 1.1%
Winnebago Industries, Inc.	12,567	929,958

BANKS — 16.2%
BOK Financial Corporation	16,864	1,551,488
Colony Bankcorp, Inc.	119,479	1,374,008
Cullen/Frost Bankers, Inc.	15,300	1,722,321
F.N.B. Corporation	61,980	873,918
International Bancshares Corporation	41,700	2,341,038
OFG Bancorp	73,100	2,690,811
South Plains Financial, Inc.	92,300	2,469,948
Southside Bancshares, Inc.	43,200	1,262,736
		14,286,268
BIOTECHNOLOGY — 1.7%
Exelixis, Inc. (a)	61,900	1,468,887

BUILDING PRODUCTS — 3.1%
Carlisle Companies Incorporated	3,500	1,371,475
Janus International Group, Inc. (a)	91,500	1,384,395
		2,755,870
CAPITAL MARKETS — 2.6%
Hercules Capital, Inc.	125,545	2,316,305

CHEMICALS — 2.7%
Cabot Corporation	25,573	2,357,831

COMMERCIAL SERVICES & SUPPLIES — 1.7%
Ennis, Inc.	72,400	1,484,924

CONSTRUCTION MATERIALS — 2.6%
Eagle Materials Inc.	8,400	2,282,700

CONSUMER FINANCE — 1.4%
SLM Corporation	55,300	1,204,987

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS SMALL CAP FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2024

	Shares	Value

CONTAINERS & PACKAGING — 3.0%
Graphic Packaging Holding Co.	91,600	$2,672,888

DIVERSIFIED CONSUMER SERVICES — 0.9%
Perdoceo Education Corporation	46,700	820,052

ELECTRICAL EQUIPMENT — 2.9%
Acuity Brands, Inc.	5,000	1,343,650
Regal Rexnord Corporation	6,789	1,222,699
		2,566,349
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.4%
Arrow Electronics, Inc. (a)	7,700	996,842
Kimball Electronics, Inc. (a)	50,245	1,087,804
		2,084,646
ENERGY EQUIPMENT & SERVICES — 3.8%
Dril-Quip, Inc. (a)	60,500	1,363,065
NOV, Inc.	102,938	2,009,350
		3,372,415
FINANCIAL SERVICES — 2.3%
EVERTEC Inc.	49,800	1,987,020

FOOD PRODUCTS — 2.6%
Ingredion Incorporated	19,600	2,290,260

GROUND TRANSPORTATION — 1.3%
Knight-Swift Transportation Holdings, Inc.	21,494	1,182,600

HEALTH CARE REITS — 1.4%
Global Medical REIT Inc.	135,500	1,185,625

HEALTH CARE TECHNOLOGY — 0.8%
TruBridge, Inc.	72,350	667,067

MACHINERY — 5.1%
Allison Transmission Holdings, Inc.	28,100	2,280,596
Wabash National Corporation	74,700	2,236,518
		4,517,114
METALS & MINING — 2.2%
Lundin Mining Corporation	189,400	1,939,765

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS SMALL CAP FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2024

	Shares	Value

OIL, GAS & CONSUMABLE FUELS — 3.8%
CVR Energy, Inc.	34,400	$1,226,704
Diamondback Energy, Inc.	10,670	2,114,474
		3,341,178
PHARMACEUTICALS — 2.9%
Harmony Biosciences Holdings, Inc. (a)	28,500	957,030
Pacira BioSciences, Inc. (a)	5,600	163,632
Supernus Pharmaceuticals, Inc. (a)	42,500	1,449,675
		2,570,337
PROFESSIONAL SERVICES — 10.5%
Barrett Business Services, Inc.	23,000	2,914,560
CSG Systems International, Inc.	24,000	1,236,960
Kforce, Inc.	29,494	2,079,917
Maximus Inc.	16,600	1,392,740
Science Applications International Corporation	12,700	1,655,953
		9,280,130
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.6%
MKS Instruments, Inc.	17,200	2,287,600

SOFTWARE — 0.9%
Enghouse Systems Limited	35,500	800,868

SPECIALTY RETAIL — 1.5%
Buckle, Inc.	33,500	1,349,045

TEXTILES, APPAREL & LUXURY GOODS — 1.3%
Crocs, Inc. (a)	8,010	1,151,838

TRADING COMPANIES & DISTRIBUTORS — 6.7%
Air Lease Corporation	43,300	2,227,352
Applied Industrial Technologies, Inc.	11,000	2,173,050
NOW Inc.	101,700	1,545,840
		5,946,242
TOTAL COMMON STOCK
(Cost $54,066,563)		85,394,318

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS SMALL CAP FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2024

Short Term Investments—2.2%

	Par Value	Value
Money Market — 2.2%
UMB Money Market Special II, 5.25% (b)
(Cost $ 1,908,110)	$1,908,110	$1,908,110
TOTAL INVESTMENTS — 99.1%
(Cost $ 55,974,673)		87,302,428
OTHER ASSETS & LIABILITIES (NET) — 0.9%		829,359
NET ASSETS — 100%		$88,131,787

(a)Non-income producing security

(b)Interest rate reflects seven-day effective yield on March 31, 2024.

(c)At March 31, 2024, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $56,405,276 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$32,235,399
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,338,247)
Net unrealized appreciation/(depreciation)	$30,897,152

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS

March 31, 2024

Common Stock—98.9%

	Shares	Value
AEROSPACE & DEFENSE — 3.8%
Safran SA	54,298	$12,318,064

BANKS — 4.3%
U.S. Bancorp	156,090	6,977,223
Wells Fargo & Company	121,245	7,027,360
		14,004,583
BEVERAGES — 5.1%
Coca-Cola Company (The)	143,024	8,750,207
Constellation Brands, Inc. (a)	15,367	4,176,136
Diageo plc (b)	24,682	3,671,202
		16,597,545
DIVERSIFIED FINANCIAL SERVICES — 1.0%
American Express Company	13,654	3,108,879

FOOD PRODUCTS — 1.1%
Nestle, S.A. (b)	33,666	3,575,329

HEALTH CARE EQUIPMENT & SUPPLIES — 4.1%
Abbott Laboratories	66,430	7,550,434
Intuitive Surgical, Inc. (a)	14,714	5,872,210
		13,422,644
HEALTH CARE PROVIDERS & SERVICES — 10.1%
CIGNA Corporation	10,221	3,712,165
Elevance Health Inc.	15,949	8,270,194
Quest Diagnostics Incorporated	33,937	4,517,354
UnitedHealth Group, Inc.	32,715	16,184,111
		32,683,824
HOTELS, RESTAURANTS & LEISURE — 2.5%
Compass Group Plc (b)	272,481	8,016,391

HOUSEHOLD PRODUCTS — 2.0%
General Electric Company	18,706	3,283,464

INDUSTRIAL CONGLOMERATES — 1.0%
Unilever Plc (b)	128,086	6,428,636

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2024

	Shares	Value

INTERACTIVE MEDIA & SERVICES — 6.7%
Alphabet, Inc. Class A (a)	66,689	$10,065,371
Meta Platforms, Inc. (a)	24,079	11,692,281
		21,757,652
IT Services — 22.8%
Accenture Plc	26,514	9,190,018
Adobe Systems Incorporated (a)	9,806	4,948,108
Amadeus IT Group, S.A. (b)	30,420	1,950,530
Microsoft Corporation	51,881	21,827,374
Oracle Corporation	86,329	10,843,786
salesforce.com, inc. (a)	25,082	7,554,197
SAP AG (b)	54,670	10,662,290
Visa, Inc.	23,890	6,667,221
		73,643,524
MACHINERY — 1.9%
Otis Worldwide Corp.	62,343	6,188,790

MULTILINE RETAIL — 2.3%
TJX Companies, Inc. (The)	74,427	7,548,386

PHARMACEUTICALS — 10.1%
Eli Lilly and Company	11,940	9,288,842
Johnson & Johnson	69,178	10,943,268
Merck & Co., Inc.	59,142	7,803,787
Roche Holding Ltd. (b)	141,324	4,511,062
		32,546,959
RETAILING — 4.9%
Alibaba Group Holding Ltd. (b)	37,696	2,727,682
Amazon.com, Inc. (a)	72,165	13,017,123
		15,744,805
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 10.9%
KLA-Tencor Corporation	9,197	6,424,748
Lam Research Corporation	11,648	11,316,847
Taiwan Semiconductor Manufacturing Co., Ltd. (b)	70,532	9,595,879
Texas Instruments, Inc.	45,209	7,875,860
		35,213,334

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2024

	Shares	Value

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.1%
Apple, Inc.	59,412	$10,187,970

TEXTILES, APPAREL & LUXURY GOODS — 1.2%
LVMH Moët Hennessy-Louis Vuitton S.A. (b)	20,789	3,763,433

TOTAL COMMON STOCK
(Cost $ 244,213,597)		320,034,212

Short Term Investments—1.3%

Money Market — 1.3%	Par Value	Value
UMB Money Market Special II, 5.25% (c)
(Cost $ 4,107,145)	$4,107,145	$4,107,145
TOTAL INVESTMENT — 100.2%
(Cost $ 248,320,742)		324,141,357
OTHER ASSETS & LIABILITIES (NET) — (0.2)%		(744,116)
NET ASSETS — 100%		$323,397,241

(a)Non-Income producing security

(b)ADR - American Depositary Receipts

(c)Interest rate reflects seven-day effective yield on March 31, 2024.

(d)At March 31, 2024, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $248,700,846 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$79,494,591
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,054,080)
Net unrealized appreciation/(depreciation)	$75,440,511

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2024

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)

The accompanying notes are an integral part of these financial statements.

PEAR TREE ESSEX ENVIRONMENTAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

March 31, 2024

Common Stock—98.6%

	Shares	Value
DENMARK — 5.6%
INDUSTRIALS — 5.6%
Cadeler AS (a)	277,693	$1,359,208
Vestas Wind Systems A/S	42,083	1,175,996
		2,535,204
GERMANY — 7.8%
INDUSTRIALS — 4.3%
Kion Group AG (a)	37,298	1,965,002

INFORMATION TECHNOLOGY — 3.5%
Infineon Technologies AG	46,891	1,596,036
TOTAL GERMANY		3,561,038

IRELAND — 4.0%
INDUSTRIALS — 4.0%
Kingspan Group plc	19,994	1,823,840

JAPAN — 6.3%
INDUSTRIALS — 2.6%
Kurita Water Industries Ltd.	28,384	1,172,907

INFORMATION TECHNOLOGY — 3.7%
Keyence Corporation	3,665	1,697,313
TOTAL JAPAN		2,870,220

SWEDEN — 1.2%
INDUSTRIAL — 1.2%
NIBE Industrier AB	108,684	534,242

SWITZERLAND — 6.1%
INFORMATION TECHNOLOGY — 6.1%
Landis+Gyr Group AG	24,497	1,883,443
u-blox	9,447	910,403
		2,793,846

The accompanying notes are an integral part of these financial statements.

PEAR TREE ESSEX ENVIRONMENTAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2024

	Shares	Value
UNITED STATES — 67.6%
CONSUMER DISCRETIONARY — 0.8%
Rivian Automotive, Inc.	35,033	$383,611

FINANCIALS — 2.6%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	42,015	1,193,226

INDUSTRIALS — 38.5%
American Superconductor Corporation (a)	102,530	1,385,180
Array Technologies, Inc. (a)	61,867	922,437
Energy Recovery, Inc. (a)	86,737	1,369,577
Enovix Corporation (a)	59,833	479,262
Generac Holdings Inc. (a)	8,833	1,114,195
Hubbell Incorporated	4,766	1,978,128
Mueller Water Products, Inc.	117,532	1,891,090
MYR Group Inc.	5,645	997,754
Primoris Services Corporation	48,416	2,061,069
Symbotic Inc. (a)	13,687	615,915
Valmont Industries, Inc.	7,914	1,806,608
Xylem Inc.	9,279	1,199,218
Zurn Elkay Water Solutions	50,617	1,694,151
		17,514,584
INFORMATION TECHNOLOGY — 11.2%
Badger Meter, Inc.	12,286	1,987,998
Cognex Corporation	28,071	1,190,772
Trimble Navigation Limited (a)	21,415	1,378,269
Wolfspeed, Inc. (a)	17,452	514,834
		5,071,873
MATERIALS — 8.2%
Albemarle Corporation	8,919	1,174,989
Aspen Aerogels, Inc. (a)	84,848	1,493,325
MP Materials Corp. (a)	72,349	1,034,591
		3,702,905
UTILITIES — 6.3%
NextEra Energy, Inc.	44,472	2,842,206
TOTAL UNITED STATES		30,708,405
TOTAL COMMON STOCK
(Cost $44,442,739)		44,826,795

The accompanying notes are an integral part of these financial statements.

PEAR TREE ESSEX ENVIRONMENTAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2024

Short Term Investments—1.3%
	Par Value	Value
Money Market — 1.3%
UMB Money Market Special II, 5.25% (b)
(Cost $ 606,239)	$606,239	$606,239
TOTAL INVESTMENTS — 99.9%
(Cost $45,048,978)		45,433,034
OTHER ASSETS & LIABILITIES (Net) — 0.1%		28,094
NET ASSETS — 100%		$45,461,128

(a)Non-income producing security.

(b)Interest rate reflects seven-day effective yield on March 31, 2024.

(c)At March 31, 2024, the unrealized depreciation of investments based on aggregate cost for federal tax purposes of $45,561,451 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$6,253,038
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(6,381,455)
Net unrealized appreciation/(depreciation)	$(128,417)

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2024

Common Stock—98.3%

	Shares	Value
BELGIUM – 1.4%
D’leteren S.A.	193,853	$43,045,876

CANADA – 12.2%
Canadian Tire Corporation	558,217	55,726,828
Lundin Mining Corporation	8,026,600	82,205,480
Magna International Inc.	1,104,887	60,245,039
Methanex Corporation	1,352,793	60,347,383
Open Text Corporation	1,496,200	58,110,007
Toronto-Dominion Bank	1,006,779	60,817,397
		377,452,134
CHILE – 1.2%
Antofagasta plc	1,503,500	38,727,091

CHINA -0.8%
Weichai Power Company Limited	13,673,000	26,065,439

COLOMBIA – 0.3%
Tecnoglass, Inc.	154,800	8,054,244

FRANCE – 11.6%
Ipsos	597,880	42,198,356
Michelin (CGDE)	1,812,600	69,536,183
Publicis Groupe	675,547	73,727,211
Teleperformance SE	467,700	45,502,123
TotalEnergies SE	980,500	67,212,804
Vinci SA	478,098	61,322,949
		359,499,626
GERMANY – 9.2%
Daimler Truck Holding AG	1,664,400	84,415,406
Deutsche Telekom AG	2,395,518	58,212,717
flatexDegiro AG	988,400	11,096,682
Hannover Rueck SE	238,800	65,432,077
Muenchener Rueckversicherungs-Gesellschaft	137,330	67,085,386
		286,242,268

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2024

	Shares	Value
IRELAND – 5.3%
Greencore Group plc (a)	19,767,301	$29,790,791
Jazz Pharmaceuticals plc (a)	512,200	61,679,124
Smurfit Kappa	1,620,046	73,959,763
		165,429,678
ITALY – 2.3%
Eni S.p.A.	3,832,100	60,624,906
Trevi Finanziaria Industriale SpA (a)	25,608,324	10,067,426
		70,692,332
JAPAN – 12.5%
Daicel Corporation	3,273,400	32,215,992
Daito Trust Construction Company, Ltd.	538,100	61,224,897
Itochu Corporation	1,429,300	61,045,923
KDDI Corporation	1,870,200	55,211,957
Marubeni Corporation	3,609,100	62,252,176
Sony Group Corporation	685,200	58,539,337
Takeda Pharmaceutical Company Limited	2,095,900	58,205,211
		388,695,493
NETHERLANDS -2.0%
Koninklijke Ahold Delhaize N.V.	2,126,400	63,661,095

NORWAY – 6.1%
DNB Bank ASA	3,135,030	62,159,629
SpareBank 1 SR-Bank ASA	4,099,187	51,388,145
Sparebanken Vest	1,737,975	18,647,594
Yara International ASA	1,812,400	57,285,913
		189,481,281
PUERTO RICO – 2.1%
Popular, Inc.	727,150	64,054,643

RUSSIA – 0.0%
ALROSA Company PJSC * (a)	41,136,300	4,444

SINGAPORE – 2.0%
United Overseas Bank Limited	2,849,947	61,893,855

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2024

	Shares	Value
SOUTH KOREA – 13.0%
F&F Co., Ltd.	275,500	$14,672,869
Kia Motors Corporation	770,600	64,109,341
LG Electronics, Inc.	852,100	61,268,917
LG Uplus Corporation	5,440,458	40,614,004
Samsung Electronics Company Limited	1,178,123	70,709,258
Shinhan Financial Group Co., Limited	2,015,600	70,667,647
SK Hynix, Inc.	611,700	80,969,315
		403,011,351
SWEDEN – 3.6%
Duni AB	1,566,400	16,202,218
Loomis AB, Class B	1,195,583	33,410,041
SKF AB-B	2,991,300	61,126,298
		110,738,557
SWITZERLAND – 2.0%
Novartis AG	585,750	56,819,116
Sandoz Group AG	132,470	4,001,897
		60,821,013
THAILAND – 0.6%
TISCO Financial Group	6,414,700	17,448,687

UNITED KINGDOM – 10.1%
Bellway plc	1,661,285	55,907,823
Inchcape plc	4,428,040	40,499,002
Linde plc	163,344	75,843,886
Mondi plc	3,063,153	54,015,201
Next plc	552,650	64,452,562
Nomad Foods Limited (a)	1,164,500	22,777,620
		313,496,094
TOTAL COMMON STOCK
(Cost $ 2,510,818,808)		3,048,515,201

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2024

	Shares	Value
Warrants—0.0%
ITALY – 0.0%
Trevi Finanziaria Industriale SpA (a)	76,022	$135,475
(Cost $ 7,585,702)

Short Term Investments—0.6%
	Par Value	Value
Money Market – 0.6%
UMB Money Market Special II, 5.25% (b)
(Cost $ 19,413,405)	$19,413,405	$19,413,405
TOTAL INVESTMENTS – 98.9%
(Cost $ 2,537,817,915)		3,068,064,081
OTHER ASSETS & LIABILITIES (NET) – 1.1%		32,852,305
NET ASSETS – 100%		$3,100,916,386

*Fair Valued by Valuation Committee as delegated by Pear Tree Fund’s Trustees

(a)Non income producing security.

(b)Interest rate reflects seven-day effective yield on March 31, 2024.

(c)At March 31, 2024, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $2,550,848,078 was as follows :

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$797,132,050
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(279,916,047)
Net unrealized appreciation/(depreciation)	$517,216,003

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2024

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS

March 31, 2024

Common Stock—97.2%

	Shares	Value
BELGIUM – 2.9%
D’leteren SA	131,655	$29,234,548

BRAZIL – 2.1%
Equatorial Energia S.A.	3,332,971	21,673,367

CANADA – 4.2%
EQB Inc.	371,361	23,311,252
goeasy Ltd.	169,797	19,998,481
		43,309,733
CHINA – 1.1%
China MeiDong Auto Holdings Limited	13,000,000	5,016,291
Xinhua Winshare Publishing and Media Co., Limited	6,160,500	6,446,623
		11,462,914
COLOMBIA – 2.3%
Tecnoglass, Inc.	444,564	23,130,665

DENMARK – 2.9%
DFDS A/S	374,399	10,863,615
Ringkjoebing Landbobank A/S	106,200	18,590,574
		29,454,189
FRANCE – 10.0%
Amundi	332,600	22,864,229
Elis S.A.	1,187,198	27,003,337
Rubis	826,400	29,221,661
Technip Energies N.V.	931,600	23,554,116
		102,643,343
GERMANY – 2.1%
flatexDEGIRO AG	490,400	5,505,679
Krones AG	51,780	6,861,871
Sixt SE	93,525	9,338,359
		21,705,909

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2024

	Shares	Value
HONG KONG – 1.1%
Kingboard Laminates Holdings, Ltd.	7,003,000	$ 5,180,779
Samson Holding Limited	74,790,800	1,376,078
VSTECS Holdings Limited	8,587,360	4,597,335
		11,154,192
INDONESIA – 0.8%
PT. Pakuwon Jati Tbk	317,709,100	8,496,289

IRELAND – 3.0%
Glanbia plc	1,296,500	25,596,738
Greencore Group plc (a)	3,466,100	5,223,670
		30,820,408
ITALY – 2.9%
De’Longhi SpA	861,436	29,827,884

JAPAN – 11.3%
Daicel Corporation	2,587,100	25,461,597
Dowa Holdings Co., Limited	500,800	17,213,397
Kanematsu Corporation	892,800	15,190,195
Kyudenko Corporation	326,700	13,515,271
Mizuho Leasing Company, Limited	1,352,000	9,942,687
Open House Group Co., Limited	575,100	18,555,045
Sankyu Inc.	464,000	15,923,988
		115,802,180
JORDAN – 2.0%
Hikma Pharmaceuticals plc	835,900	20,258,643

NETHERLANDS – 5.1%
Aalberts N.V.	589,700	28,399,096
Signify N.V.	778,400	24,027,079
		52,426,175

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2024

	Shares	Value
NORWAY – 4.1%
SpareBank Nord-Norge	735,389	$ 6,480,393
Sparebank 1 Oestlandet	427,188	4,898,530
SpareBank 1 SMN	961,828	12,217,235
SpareBank 1 SR-Bank ASA	931,626	11,679,031
Sparebanken Vest	614,092	6,588,897
		41,864,086
PORTUGAL – 1.1%
Redes Energéticas Nacionais, SGPS, S.A.	4,848,005	11,519,182

SINGAPORE – 2.8%
AEM Holdings Limited	7,160,200	11,618,878
Venture Corporation, Limited	1,567,200	16,570,794
		28,189,672
SOUTH KOREA – 6.0%
Doosan Bobcat	568,700	22,811,365
ENF Technology Co., Limited	692,686	13,326,327
Fila Holding Corporation	221,700	6,315,465
Nature Holdings Co., Limited (The)	436,302	4,854,822
Orion Corporation	203,800	13,897,003
		61,204,982
SPAIN – 0.6%
CIE Automotive	206,600	5,935,371

SWEDEN – 5.1%
Duni AB	485,645	5,023,319
Hexpol AB	2,231,100	27,250,777
Loomis AB, Class B	706,161	19,733,358
		52,007,454
TAIWAN – 2.1%
BizLink Holding, Inc.	1,059,293	8,506,517
Primax Electronics Limited	4,856,800	13,020,871
		21,527,388

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2024

	Shares	Value
THAILAND – 4.4%
Thanachart Capital PCL	16,775,000	$ 23,676,944
TISCO Financial Group	7,836,500	21,316,139
		44,993,083
UNITED KINGDOM – 17.2%
Berkeley Group Holdings plc	205,300	12,339,785
Coats Group plc	5,811,700	5,954,129
Computacenter plc	503,000	17,130,975
Crest Nicholson Holdings plc	2,611,400	6,373,452
Future plc	1,333,000	10,322,499
Inchcape plc	2,462,168	22,519,071
Keller Group plc	457,639	6,058,687
Lancashire Holdings Limited	2,315,487	18,106,196
OSB Group plc	3,172,817	15,126,594
QinetiQ	3,856,400	17,791,274
Redrow plc	1,585,300	13,327,655
Vistry Group plc	1,957,425	30,414,764
		175,465,081
TOTAL COMMON STOCK
(Cost $ 887,224,730)		994,106,738

Short Term Investments—2.0%
	Par Value	Value
Money Market – 2.0%
UMB Money Market Special II, 5.25% (b)
(Cost $ 20,802,675)	$20,802,675	$20,802,675
TOTAL INVESTMENTS – 99.2%
(Cost $ 908,027,405)		1,014,909,413
OTHER ASSETS & LIABILITIES (NET) – 0.8%		8,234,381
NET ASSETS – 100%		$1,023,143,794

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2024

(a)Non-income producing security

(b)Interest rate reflects seven-day effective yield on March 31, 2024.

(c)At March 31, 2024, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $915,018,370 was as follows :

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$196,212,118
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(96,321,075)
Net unrealized appreciation/(depreciation)	$99,891,043

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

March 31, 2024

Common Stock—99.2%

	Shares	Value
AUSTRALIA – 5.9%
Accent Group Limited	1,231,400	$1,630,834
Collins Foods Limited	210,524	1,392,689
HANSEN Technologies	223,662	710,617
Macquarie Group Limited	10,484	1,365,902
		5,100,042
BELGIUM – 2.5%
D’Ieteren S.A.	9,800	2,176,131

BRAZIL – 1.4%
Equatorial Energia S.A.	192,588	1,252,345

CANADA – 9.5%
Alimentation Couche-Tard Inc.	31,100	1,776,650
Canadian Tire Corporation	11,534	1,151,440
Enghouse Systems Limited	29,100	656,486
EQB Inc.	25,748	1,616,266
goeasy Ltd.	14,585	1,717,803
Toronto-Dominion Bank	22,650	1,368,239
		8,286,884
CHINA – 7.3%
Alibaba Group Holding Ltd.	125,200	1,123,784
China MeiDong Auto Holdings Limited	2,000,000	771,737
Midea Group Co., Ltd.	228,700	2,043,507
Zhejiang Supor Co.	227,900	1,803,650
Zhongsheng Group Holdings	364,500	631,524
		6,374,202

DENMARK – 0.8%
DFDS A/S	25,200	731,207

FINLAND – 1.0%
Valmet OYJ	31,800	837,674

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2024

	Shares	Value
FRANCE – 6.7%
Alten S.A.	8,400	$ 1,226,569
LVMH Moet Hennessy Louis Vuitton SE	995	895,919
Neurones S.A.	43,855	2,169,304
SEB SA	12,000	1,537,099
		5,828,891
GERMANY – 0.8%
Sixt SE	7,100	708,926

HONG KONG – 0.8%
Kingboard Laminates Holdings, Ltd.	991,000	733,136

INDIA – 1.1%
Muthoot Finance Ltd.	54,294	963,755

INDONESIA – 1.0%
PT Bank Rakyat Indonesia Tbk	2,334,146	890,671

ITALY – 7.6%
De’Longhi S.p.A.	26,700	924,508
Interpump Group S.p.A.	19,300	941,967
Reply S.p.A.	13,218	1,872,990
SeSa S.p.A.	6,993	774,147
SOL S.p.A.	58,400	2,090,895
		6,604,507
JAPAN – 7.0%
FULLCAST HOLDINGS Co., Ltd.	85,200	812,340
JAC Recruitment Co., Ltd.	174,900	909,487
NEXTAGE Co., Ltd.	90,600	1,716,877
Open Up Group Inc.	66,400	899,402
Sony Group Corporation	15,100	1,290,053
Tri Chemical Laboratories Inc.	13,700	446,272
		6,074,431

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2024

	Shares	Value
MALAYSIA – 1.5%
Public Bank Bhd	926,900	$ 824,477
Scientex Berhad	575,000	501,743
		1,326,220
NETHERLANDS – 1.1%
Aalberts N.V.	19,100	919,828

NORWAY – 4.5%
SpareBank Nord-Norge	207,100	1,825,006
Sparebanken Vest	193,682	2,078,110
		3,903,116
PERU – 0.7%
Credicorp Ltd.	3,800	643,834

SINGAPORE – 1.6%
United Overseas Bank Limited	64,500	1,400,782

SOUTH AFRICA – 2.7%
AVI Limited	323,674	1,561,426
FirstRand Limited	257,100	838,114
		2,399,540
SOUTH KOREA – 2.6%
Hansol Chemical Co., Ltd.	5,717	851,446
Samsung Electronics Company Limited	23,932	1,436,364
		2,287,810
SPAIN – 1.0%
CIE Automotive	30,545	877,522

SWEDEN – 3.9%
Bravida Holding AB	202,200	1,775,675
Hexpol AB	75,300	919,718
Knowit AB	45,658	674,669
		3,370,062

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2024

	Shares	Value
SWITZERLAND – 1.9%
ALSO Holding AG	6,300	$ 1,636,727

TAIWAN – 6.9%
BizLink Holding, Inc.	103,290	829,457
Chailease Holding Co., Ltd.	226,889	1,215,850
POYA International Co., Ltd.	55,129	856,990
SINBON Electronics Co., Ltd.	150,300	1,314,981
Thinking Electronic Industrial Co., Ltd.	156,000	809,162
Yageo Corporation	51,510	956,050
		5,982,490
THAILAND – 3.8%
Krungthai Card Public Company Limited	545,100	683,476
Muangthai Capital Public Company Limited	1,064,000	1,355,971
TISCO Financial Group	477,800	1,299,668
		3,339,115
UNITED KINGDOM – 12.8%
Computacenter plc	53,700	1,828,893
Cranswick plc	39,440	2,040,756
Games Workshop Group plc	6,680	847,236
Genuit Group plc	86,900	484,120
Howden Joinery Group plc	79,688	912,848
Marshalls plc	184,500	640,483
Mondi plc	78,492	1,384,117
OSB Group plc	121,500	579,258
Oxford Instruments plc	25,000	671,109
Pets at Home Group plc	180,000	610,308
RS Group plc	54,164	497,302
SSP Group plc	230,900	639,379
		11,135,809
UNITED STATES – 0.8%
Euronet Worldwide, Inc. (a)	6,500	714,545
TOTAL COMMON STOCK
(Cost $ 75,349,951)		86,500,202

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2024

Value
TOTAL INVESTMENTS – 99.2%
(Cost $ 75,349,951)	$86,500,202
OTHER ASSETS & LIABILITIES (Net) – 0.8%	701,106
NET ASSETS – 100%	$87,201,308

(a)Non-income producing security.

(b)At March 31, 2024, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $75,918,836 was as follows :

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$12,743,961
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,162,595)
Net unrealized appreciation/(depreciation)	$10,581,366

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2024

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2024

	Small Cap	Quality	Environmental Opportunities

Assets:
Investments at value	$87,302,428	$324,141,357	$45,433,034
Foreign currency at value (Cost $0 for Small Cap, $ 0 for Quality and $ 0 for Environmental Opportunities.)	—	—	—
Cash	—	—	—
Dividends and interest receivable	102,508	470,547	21,702
Foreign tax reclaims receivable	577	89,727	43,876
Receivable for investments sold	1,210,337	—	—
Receivable for shares of beneficial interest sold	—	70,228	3,375
Total Assets	$88,615,850	$324,771,859	$45,501,987
Liabilities:
Payable for investments purchased	$—	$—	$—
Payable for shares of beneficial interest repurchased	396,700	1,109,399	—
Payable for compensation of manager (Note 3)	55,707	158,360	20,428
Payable for distribution fees (Note 3)	15,074	38,404	2,278
Payable to custodian	1,473	6,324	4,068
Payable to transfer agent (Note 3)	10,444	31,741	3,203
Payable for foreign capital gain tax	—	—	—
Other accrued expenses and liabilities	4,665	30,390	10,882
Total Liabilities	$484,063	$1,374,618	$40,859
Net Assets	$88,131,787	$323,397,241	$45,461,128

Investments at cost	$55,974,673	$248,320,742	$45,048,978

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2024

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2024

	Small Cap	Quality	Environmental Opportunities
Components of Net Assets:
Shares of beneficial interest	$56,695,427	$237,355,319	$59,383,562
Total distributable earnings (loss)	31,436,360	86,041,922	(13,922,434)
Net Assets Applicable to Outstanding Shares	$88,131,787	$323,397,241	$45,461,128
Computation of Net Assets:
Ordinary Shares
Net assets applicable to outstanding shares	$73,717,576	$182,281,891	$10,903,615
Shares Outstanding	2,684,623	7,983,367	857,031
Net asset value and redemption proceeds per share	$27.46	$22.83	$12.72
Institutional Shares
Net assets applicable to outstanding shares	$14,414,211	$141,115,350	$31,623,283
Shares Outstanding	416,180	5,412,933	2,444,546
Net asset value and redemption proceeds per share	$34.63	$26.07	$12.94
R6 Shares
Net assets applicable to outstanding shares	$—	$—	$2,934,230
Shares Outstanding	—	—	495,918
Net asset value and redemption proceeds per share	$—	$—	$5.92

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2024

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2024

	Foreign Value	Foreign Value Small Cap	International Opportunities

Assets:
Investments at value	$3,068,064,081	$1,014,909,413	$86,500,202
Foreign currency at value ($0 for Foreign Value, $85,563 for Foreign Value Small Cap and $77,111 for International Opportunities.)	—	85,585	77,170
Cash	—	—	—
Dividends and interest receivable	16,068,548	7,258,881	318,646
Foreign tax reclaims receivable	16,656,867	2,703,909	59,522
Receivable for investments sold	3,552,027	—	612,699
Receivable for shares of beneficial interest sold	1,037,508	710,542	120
Total Assets	$3,105,379,031	$1,025,668,330	$87,568,359

Liabilities:
Payable for investments purchased	$—	$606,334	$1,988
Payable for shares of beneficial interest repurchased	1,492,601	971,074	152,210
Payable for compensation of manager (Note 3)	2,335,547	754,734	51,653
Payable for distribution fees (Note 3)	69,258	26,135	11,734
Payable to custodian	153,745	39,696	108,882
Payable to transfer agent (Note 3)	154,097	49,147	9,035
Payable for foreign capital gain tax	—	—	20,778
Other accrued expenses and liabilities	257,397	77,416	10,771
Total Liabilities	$4,462,645	$2,524,536	$367,051
Net Assets	$3,100,916,386	$1,023,143,794	$87,201,308

Investments at cost	$2,537,817,915	$908,027,405	$75,349,951

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2024

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2024

	Foreign Value	Foreign Value Small Cap	International Opportunities
Components of Net Assets:
Shares of beneficial interest	$2,772,059,390	$997,248,523	$118,012,521
Total distributable earnings (loss)	328,856,996	25,895,271	(30,811,213)
Net Assets Applicable to Outstanding Shares	$3,100,916,386	$1,023,143,794	$87,201,308
Computation of Net Assets:
Ordinary Shares
Net assets applicable to outstanding shares	$328,464,042	$124,102,044	$54,437,948
Shares Outstanding	13,764,525	7,773,359	4,545,088
Net asset value and redemption proceeds per share	$23.86	$15.97	$11.98
Institutional Shares
Net assets applicable to outstanding shares	$2,312,374,422	$634,475,798	$6,843,393
Shares Outstanding	97,328,453	39,752,876	564,279
Net asset value and redemption proceeds per share	$23.76	$15.96	$12.13
R6 Shares
Net assets applicable to outstanding shares	$460,077,922	$264,565,952	$25,919,967
Shares Outstanding	39,933,044	23,320,438	2,135,535
Net asset value and redemption proceeds per share	$11.52	$11.34	$12.14

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

PEAR TREE FUNDS

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2024

	Small Cap	Quality	Environmental Opportunities
Investment Income:
Dividends(a)	$1,820,104	$3,643,407	$416,645
Interest	62,509	184,425	181,230
Total Investment Income	$1,882,613	$3,827,832	$597,875
Expenses:
Compensation of manager (Note 3)	634,758	2,479,393	579,350
Distribution fees, Ordinary Shares (Note 3)	168,155	362,208	25,661
Administrative fees (Note 3)	23,350	69,418	19,735
Custodian and fund accounting fees	17,401	41,000	34,397
Regulatory and Compliance (Note 3)	4,854	14,477	4,094
Transfer agent fees (Note 3):
Ordinary Shares	108,310	234,041	16,481
Institutional Shares	19,442	166,328	83,587
R6 Shares	—	—	217
Audit and legal	9,374	32,622	12,752
Registration fees	37,998	53,797	39,980
Insurance	15,156	11,579	1,010
Compensation of trustees (Note 3)	3,034	9,022	2,565
Printing	5,509	16,309	4,671
Miscellaneous	4,422	13,306	3,853
Total expenses before waivers/reimbursements/reductions	1,051,763	3,503,500	828,353
Management Fee Waiver (Note 3)	—	(927,623)	—
Transfer Agent Fee Waiver Institutional Shares (Note 3)	(14,499)	(123,565)	(62,441)
Manager Reimbursement/Reduction (Note 3)	—	(3,319)	(103,170)
Expenses, Net	$1,037,264	$2,448,993	$662,742
Net Investment income/(loss)	$845,349	$1,378,839	$(64,867)

STATEMENT OF OPERATIONS (continued)

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

PEAR TREE FUNDS

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2024

STATEMENT OF OPERATIONS (continued)

	Small Cap	Quality	Environmental Opportunities
Realized and unrealized gain/(loss) on investments, foreign currency, and foreign translation:
Net realized gain/(loss) (Note 2) on:
Investments(b)	$695,731	$15,747,593	$(8,977,189)
Realized gain distribution from regulated investment company	—	—	—
Foreign denominated assets, liabilities, and currency	369	(5)	329
Change in unrealized appreciation/(depreciation) of:
Investments	14,164,174	52,735,269	2,178,746
Foreign denominated assets, liabilities, and currency	(73)	200	(1,329)
Net change in deferred non-U.S. taxes	—	—	—
Net realized and unrealized gain/(loss) on investment and foreign currency	14,860,201	68,483,057	(6,799,443)
Net increase/(decrease) in net assets resulting from operations	$15,705,550	$69,861,896	$(6,864,310)

(a)Dividends are net of foreign withholding taxes of $11,145 for Small Cap, $104,016 for Quality and $13,064 for Environmental Opportunities. Dividends are net of ADR Issuance Fees of $0 for Small Cap, $16,916 for Quality and $0 for Environmental Opportunities.

(b)Net realized gains on investments are net of foreign withholding taxes of $0 for Small Cap, $0 for Quality and $0 for Environmental Opportunities.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

PEAR TREE FUNDS

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2024

	Foreign Value	Foreign Value Small Cap	International Opportunities
Investment Income:
Dividends(a)	$104,202,890	$32,951,092	$1,434,506
Interest	1,559,185	1,080,006	90,745
Total Investment Income	$105,762,075	$34,031,098	$1,525,251
Expenses:
Compensation of manager (Note 3)	30,563,427	9,755,297	477,916
Distribution fees, Ordinary Shares (Note 3)	828,803	310,041	58,311
Administrative fees (Note 3)	908,197	287,972	15,614
Custodian and fund accounting fees	809,549	309,903	47,500
Regulatory and Compliance (Note 3)	188,776	59,849	3,291
Transfer agent fees (Note 3):
Ordinary Shares	531,958	196,998	37,866
Institutional Shares	3,634,041	962,586	8,179
R6 Shares	48,063	21,711	2,877
Audit and legal	447,381	146,580	61,087
Registration fees	99,141	84,480	53,058
Tax reclaim service fee	16,224	—	—
Proxy Expense	—	—	75,354
Insurance	72,006	16,266	8,472
Compensation of trustees (Note 3)	118,033	37,418	2,041
Printing	214,542	68,014	3,630
Miscellaneous	168,801	53,844	3,331
Total expenses before waivers/reimbursements/reductions	38,648,942	12,310,959	858,527
Management Fee Waiver (Note 3)	(3,056,342)	(975,529)	(43,730)
Transfer Agent Fee Waiver Institutional Shares (Note 3)	(2,717,876)	(727,374)	(6,064)
Manager Reimbursement/Reduction (Note 3)	(312,510)	—	(39,788)
Expenses, Net	$32,562,214	$10,608,056	$768,945
Net Investment income/(loss)	$73,199,861	$23,423,042	$756,306

STATEMENT OF OPERATIONS (continued)

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

PEAR TREE FUNDS

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2024

STATEMENT OF OPERATIONS (continued)

	Foreign Value	Foreign Value Small Cap	International Opportunities
Realized and unrealized gain/(loss) on investments, foreign currency, and foreign translation:
Net realized gain/(loss) (Note 2) on:
Investments(b)	$101,577,336	$6,920,918	$1,104,740
Realized gain distribution from regulated investment company	—	—	—
Foreign denominated assets, liabilities, and currency	(1,208,635)	(358,921)	(103,567)
Change in unrealized appreciation/(depreciation) of:
Investments	255,261,558	104,275,019	8,376,568
Foreign denominated assets, liabilities, and currency	(80,022)	(66,144)	(5,784)
Net change in deferred non-U.S. taxes	—	—	20,778
Net realized and unrealized gain/(loss) on investment and foreign currency	355,550,237	110,770,872	9,392,735
Net increase/(decrease) in net assets resulting from operations	$428,750,098	$134,193,914	$10,149,041

(a)Dividends are net of foreign withholding taxes of $12,079,698 for Foreign Value, $3,497,557 for Foreign Value Small Cap and $208,596 for International Opportunities. Dividends are net of ADR Issuance Fees of $0 for Foreign Value, $0 for Foreign Value Small Cap and $0 for International Opportunities.

(b)Net realized gains on investments are net of foreign withholding taxes of $61,763 for Foreign Value, $69,701 for Foreign Value Small Cap and $4,193 for International Opportunities.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Small Cap
	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$845,349	$696,277
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	696,100	(592,046)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	14,164,101	(2,953,492)
Net increase/(decrease) from operations	$15,705,550	$(2,849,261)
Distributions to shareholders
Ordinary shares	$(612,079)	$(6,464,206)
Institutional shares	(121,643)	(664,111)
R6 Shares	—	—
Total distributions to shareholders	$(733,722)	$(7,128,317)
Capital Stock Transactions
Shares sold
Ordinary Shares	$2,667,850	$2,248,227
Institutional Shares	1,987,167	2,232,107
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	453,013	4,899,553
Institutional Shares	121,338	661,740
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(9,439,340)	(5,892,276)
Institutional Shares	(809,373)	(207,242)
R6 Shares	—	—

Net increase (decrease) from capital stock transactions	$(5,019,345)	$3,942,109

Net Increase/(Decrease) in Net Assets	$9,952,483	$(6,035,469)
Net Assets Beginning of Year	78,179,304	84,214,773

Net Assets End of Year	$88,131,787	$78,179,304

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Small Cap
	Year Ended March 31, 2024	Year Ended March 31, 2023
Share Transactions
Shares sold
Ordinary Shares	109,350	90,943
Institutional Shares	64,685	77,160
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	17,892	210,552
Institutional Shares	3,804	22,631
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(389,145)	(243,371)
Institutional Shares	(27,394)	(6,813)
R6 Shares	—	—
Increase (Decrease) in Shares Outstanding	(220,808)	151,102

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Quality
	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$1,378,839	$1,031,147
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	15,747,588	11,458,516
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	52,735,469	(15,546,245)
Net increase/(decrease) from operations	$69,861,896	$(3,056,582)
Distributions to shareholders
Ordinary shares	$(6,695,035)	$(14,603,353)
Institutional shares	(4,696,152)	(7,561,699)
R6 Shares	—	—
Total distributions to shareholders	$(11,391,187)	$(22,165,052)
Capital Stock Transactions
Shares sold
Ordinary Shares	$55,454,982	$9,378,653
Institutional Shares	79,115,880	36,873,575
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	5,218,198	10,844,603
Institutional Shares	4,575,483	7,442,002
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(30,185,647)	(15,117,857)
Institutional Shares	(36,516,103)	(31,597,820)
R6 Shares	—	—

Net increase (decrease) from capital stock transactions	$77,662,793	$17,823,156

Net Increase/(Decrease) in Net Assets	$136,133,502	$(7,398,478)
Net Assets Beginning of Year	187,263,739	194,662,217

Net Assets End of Year	$323,397,241	$187,263,739

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Quality
	Year Ended March 31, 2024	Year Ended March 31, 2023
Share Transactions
Shares sold
Ordinary Shares	2,716,052	500,564
Institutional Shares	3,412,767	1,745,448
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	256,675	624,689
Institutional Shares	197,304	378,343
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(1,478,874)	(806,350)
Institutional Shares	(1,549,392)	(1,502,693)
R6 Shares	—	—
Increase (Decrease) in Shares Outstanding	3,554,532	940,001

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Environmental Opportunities
	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$(64,867)	$(179,482)
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(8,976,860)	(2,895,870)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, currency and deferred non-U.S. taxes	2,177,417	(7,752,606)
Net increase/(decrease) from operations	$(6,864,310)	$(10,827,958)
Distributions to shareholders
Ordinary shares	$—	$(529)
Institutional shares	—	(3,042)
R6 Shares	—	(148)
Total distributions to shareholders	$—	$(3,719)
Capital Stock Transactions
Shares sold
Ordinary Shares	$1,829,537	$2,820,299
Institutional Shares	8,510,062	13,113,359
R6 Shares	1,287,907	676,582
Distributions reinvested
Ordinary Shares	—	516
Institutional Shares	—	2,682
R6 Shares	—	148
Shares redeemed
Ordinary Shares	(740,099)	(393,941)
Institutional Shares	(31,291,688)	(9,641,588)
R6 Shares	(94,514)	(31,548)

Net increase (decrease) from capital stock transactions	$(20,498,795)	$6,546,509

Net Increase/(Decrease) in Net Assets	$(27,363,105)	$(4,285,168)
Net Assets Beginning of Year	72,824,233	77,109,401

Net Assets End of Year	$45,461,128	$72,824,233

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Environmental Opportunities
	Year Ended March 31, 2024	Year Ended March 31, 2023
Share Transactions
Shares sold
Ordinary Shares	150,028	199,101
Institutional Shares	649,240	933,096
R6 Shares	236,577	107,540
Distributions reinvested
Ordinary Shares	—	36
Institutional Shares	—	186
R6 Shares	—	22
Shares redeemed
Ordinary Shares	(58,493)	(28,953)
Institutional Shares	(2,501,493)	(693,789)
R6 Shares	(16,601)	(5,073)
Increase (Decrease) in Shares Outstanding	(1,540,742)	512,166

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value
	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$73,199,861	$83,249,738
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	100,368,701	(219,264,931)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, currency and deferred non-U.S. taxes.	255,181,536	(126,463,208)
Net increase/(decrease) from operations	$428,750,098	$(262,478,401)
Distributions to shareholders
Ordinary shares	$(6,293,154)	$(5,146,514)
Institutional shares	(52,692,664)	(44,269,730)
R6 Shares	(22,546,318)	(23,568,766)
Total distributions to shareholders	$(81,532,136)	$(72,985,010)
Capital Stock Transactions
Shares sold
Ordinary Shares	$6,298,707	$17,679,276 *
Institutional Shares	239,517,996	486,773,497
R6 Shares	32,162,117	101,794,981 *
Distributions reinvested
Ordinary Shares	5,667,074	4,688,581
Institutional Shares	46,847,543	38,988,500
R6 Shares	17,827,096	17,104,236
Shares redeemed
Ordinary Shares	(76,006,272)	(62,081,863)
Institutional Shares	(577,253,914)	(1,142,075,586)
R6 Shares	(117,335,058)	(276,101,627)

Net increase (decrease) from capital stock transactions	$(422,274,711)	$(813,230,005)

Net Increase/(Decrease) in Net Assets	$(75,056,749)	$(1,148,693,416)
Net Assets Beginning of Year	3,175,973,135	4,324,666,551

Net Assets End of Year	$3,100,916,386	$3,175,973,135

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value
	Year Ended March 31, 2024	Year Ended March 31, 2023
Share Transactions
Shares sold
Ordinary Shares	285,448	839,046
Institutional Shares	10,976,493	24,784,726
R6 Shares	3,002,621	10,306,774
Distributions reinvested
Ordinary Shares	251,423	233,611
Institutional Shares	2,089,543	1,953,332
R6 Shares	1,640,027	1,725,957
Shares redeemed
Ordinary Shares	(3,455,811)	(3,090,121)
Institutional Shares	(26,448,007)	(57,662,966)
R6 Shares	(10,881,046)	(27,214,713)
Increase (Decrease) in Shares Outstanding	(22,539,309)	(48,124,354)

*Includes contributions to capital from investment managers/brokers for: Ordinary $1 and R6 $222.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value Small Cap
	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$23,423,042	$25,007,771
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	6,561,997	(42,848,533)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, currency and deferred non-U.S. taxes.	104,208,875	(57,871,740)
Net increase/(decrease) from operations	$134,193,914	$(75,712,502)
Distributions to shareholders
Ordinary shares	$(2,653,810)	$(5,941,012)
Institutional shares	(15,576,021)	(27,992,923)
R6 Shares	(7,937,962)	(15,300,134)
Total distributions to shareholders	$(26,167,793)	$(49,234,069)
Capital Stock Transactions
Shares sold
Ordinary Shares	$10,790,936	$14,865,458
Institutional Shares	84,268,660	198,065,956
R6 Shares	74,416,117	92,514,601
Distributions reinvested
Ordinary Shares	2,046,690	4,896,246
Institutional Shares	14,421,353	25,981,835
R6 Shares	7,089,169	13,472,896
Shares redeemed
Ordinary Shares	(33,211,846)	(43,573,668)
Institutional Shares	(144,681,516)	(288,838,534)
R6 Shares	(100,617,184)	(75,496,943)

Net increase (decrease) from capital stock transactions	$(85,477,621)	$(58,112,153)

Net Increase/(Decrease) in Net Assets	$22,548,500	$(183,058,724)
Net Assets Beginning of Year	1,000,595,294	1,183,654,018

Net Assets End of Year	$1,023,143,794	$1,000,595,294

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value Small Cap
	Year Ended March 31, 2024	Year Ended March 31, 2023
Share Transactions
Shares sold
Ordinary Shares	733,944	1,083,419
Institutional Shares	5,668,690	14,330,269
R6 Shares	6,984,681	8,879,839
Distributions reinvested
Ordinary Shares	134,828	365,119
Institutional Shares	951,277	1,938,943
R6 Shares	657,622	1,400,509
Shares redeemed
Ordinary Shares	(2,240,398)	(3,133,982)
Institutional Shares	(9,754,232)	(21,168,711)
R6 Shares	(9,893,492)	(7,224,195)
Increase (Decrease) in Shares Outstanding	(6,757,080)	(3,528,790)

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	International Opportunities
	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$756,306	$472,978
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	1,001,173	(915,648)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, currency and deferred non-U.S. taxes.	8,391,562	(838,399)
Net increase/(decrease) from operations	$10,149,041	$(1,281,069)
Distributions to shareholders
Ordinary shares	$(73,193)	$(1,346)
Institutional shares	(53,709)	(58,893)
R6 Shares	(339,272)	(364,743)
Total distributions to shareholders	$(466,174)	$(424,982)
Capital Stock Transactions
Shares sold
Ordinary Shares	$380,621	$500
Institutional Shares	387,810	147,099
R6 Shares	257,702	3,630,407
Shares issued in the Acquisition (Note 1)
Ordinary Shares	53,765,215 *	—
Institutional Shares	3,911,386 *	—
R6 Shares	627,632 *	—
Distributions reinvested
Ordinary Shares	47,442	1,346
Institutional Shares	53,405	55,863
R6 Shares	339,272	364,743
Shares redeemed
Ordinary Shares	(7,992,472)	(26,459)
Institutional Shares	(1,646,077)	(176,361)
R6 Shares	(670,120)	(168,409)

Net increase (decrease) from capital stock transactions	$49,461,816	$3,828,729

Net Increase/(Decrease) in Net Assets	$59,144,684	$2,122,678
Net Assets Beginning of Year	28,056,624	25,933,946

Net Assets End of Year	$87,201,308	$28,056,624

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	International Opportunities
	Year Ended March 31, 2024	Year Ended March 31, 2023
Share Transactions
Shares sold
Ordinary Shares	32,911	43
Institutional Shares	32,323	15,517
R6 Shares	21,515	334,586
Shares issued in the Acquisition (Note 1)
Ordinary Shares	5,187,990	—
Institutional Shares	373,552	—
R6 Shares	59,865	—
Distributions reinvested
Ordinary Shares	3,986	123
Institutional Shares	4,949	5,055
R6 Shares	31,851	33,038
Shares redeemed
Ordinary Shares	(687,891)	(2,368)
Institutional Shares	(137,740)	(16,382)
R6 Shares	(56,034)	(14,591)
Increase (Decrease) in Shares Outstanding	4,867,277	355,021

*Includes allocation of unrealized depreciation in the amount of $(121,015) for Ordinary Shares, $(15,713) for Institutional Shares and $(50,958) for R6 Shares.

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS SMALL CAP FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$22.87	$26.02	$27.43	$15.45	$23.97
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.24	0.20	0.17	0.14	0.15
Net realized and unrealized gain/(loss) on securities	4.57	(1.05)	0.63	12.00	(6.73)
Total from Investment Operations	4.81	(0.85)	0.80	12.14	(6.58)
Less Distributions:
Dividends from net investment income	(0.22)	(0.10)	(0.15)	(0.16)	(0.14)
Distributions from realized capital gains	—	(2.20)	(2.06)	—	(1.80)
Total Distributions	(0.22)	(2.30)	(2.21)	(0.16)	(1.94)
Net Asset Value, End of Period	$27.46	$22.87	$26.02	$27.43	$15.45
Total Return	21.12%	(3.39)%	2.89%	78.75%	(30.27)%
Net Assets, End of Period (000’s)	$73,718	$67,389	$75,159	$86,880	$60,008
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.36%	1.35%	1.33%	1.37%	1.35%
Net	1.36%	1.35%	1.33%	1.37%	1.35%
Ratio of net investment income (loss) to average net assets(c)	1.00%	0.85%	0.61%	0.66%	0.63%
Portfolio Turnover	12%	30%	23%	33%	28%

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS SMALL CAP FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

	Institutional Shares
	Years Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$28.77	$32.10	$33.32	$18.73	$28.67
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.42	0.36	0.32	0.26	0.27
Net realized and unrealized gain/(loss) on securities	5.75	(1.30)	0.78	14.57	(8.17)
Total from Investment Operations	6.17	(0.94)	1.10	14.83	(7.90)
Less Distributions:
Dividends from net investment income	(0.31)	(0.19)	(0.26)	(0.24)	(0.24)
Distributions from realized capital gains	—	(2.20)	(2.06)	—	(1.80)
Total Distributions	(0.31)	(2.39)	(2.32)	(0.24)	(2.04)
Net Asset Value, End of Period	$34.63	$28.77	$32.10	$33.32	$18.73
Total Return	21.53%	(3.02)%	3.27%	79.43%	(30.02)%
Net Assets, End of Period (000’s)	$14,414	$10,790	$9,055	$8,792	$5,681
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.12%	1.10%	1.08%	1.12%	1.10%
Net	1.00%	0.98%	0.96%	1.00%	0.98%
Ratio of net investment income (loss) to average net assets(b)(c)	1.40%	1.21%	0.97%	1.04%	1.02%
Portfolio Turnover	12%	30%	23%	33%	28%

(a)Per share numbers have been calculated using the average shares method.

(b)Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial
Statements.

(c)Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests.

(d)Ratios of expenses to average net assets:

•Gross (total expenses before fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

•Net (total expenses net of fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

•Does not include expenses of the investment companies in which the Fund invests,

The accompanying notes are an integral part of these financial statements.

PEAR TREE QUALITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$18.19	$21.11	$21.14	$15.06	$18.66
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.08	0.08	0.06	0.10	0.12
Net realized and unrealized gain/(loss) on securities	5.46	(0.57)	2.35	7.55	(0.19)
Total from Investment Operations	5.54	(0.49)	2.41	7.65	(0.07)
Less Distributions:
Dividends from net investment income	(0.07)	(0.08)	(0.05)	(0.10)	(0.15)
Distributions from realized capital gains	(0.83)	(2.35)	(2.39)	(1.47)	(3.38)
Total Distributions	(0.90)	(2.43)	(2.44)	(1.57)	(3.53)
Net Asset Value, End of Period	$22.83	$18.19	$21.11	$21.14	$15.06
Total Return	31.08%	(1.78)%	10.66%	51.83%	(2.98)%
Net Assets, End of Period (000’s)	$182,282	$118,065	$130,244	$137,485	$97,951
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.52%	1.51%	1.50%	1.52%	1.54%
Net	1.14%	1.19%	1.16%	1.22%	1.27%
Ratio of net investment income (loss) to average net assets(b)(c)	0.40%	0.44%	0.24%	0.53%	0.62%
Portfolio Turnover	23%	34%	31%	41%	35%

The accompanying notes are an integral part of these financial statements.

PEAR TREE QUALITY FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

	Institutional Shares
	Years Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$20.64	$23.59	$23.39	$16.53	$20.18
Income from Investment Operations:
Net investment income(loss)(a)(b)(c)	0.18	0.17	0.16	0.20	0.21
Net realized and unrealized gain/(loss) on securities	6.22	(0.62)	2.60	8.30	(0.25)
Total from Investment Operations	6.40	(0.45)	2.76	8.50	(0.04)
Less Distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.17)	(0.17)	(0.23)
Distributions from realized capital gains	(0.83)	(2.35)	(2.39)	(1.47)	(3.38)
Total Distributions	(0.97)	(2.50)	(2.56)	(1.64)	(3.61)
Net Asset Value, End of Period	$26.07	$20.64	$23.59	$23.39	$16.53
Total Return	31.58%	(1.38)%	11.09%	52.42%	(2.62)%
Net Assets, End of Period (000’s)	$141,115	$69,199	$64,418	$46,891	$9,624
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.27%	1.26%	1.25%	1.27%	1.29%
Net	0.77%	0.79%	0.78%	0.80%	0.90%
Ratio of net investment income (loss) to average net assets(b)(c)	0.77%	0.84%	0.62%	0.92%	1.04%
Portfolio Turnover	23%	34%	31%	41%	35%

(a)Per share numbers have been calculated using the average shares method.

(b)Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial
Statements.

(c)Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests.

(d)Ratios of expenses to average net assets:

•Gross (total expenses before fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

•Net (total expenses net of fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

•Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

PEAR TREE ESSEX ENVIRONMENTAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Year Ended March 31, 2024	Year Ended March 31, 2023	Seven Months Ended March 31, 2022(1)		Years Ended August 31,*
					2021	2020	2019
Net Asset Value, Beginning of Period	$13.87	$16.13	$20.12		$12.63	$10.05	$10.69
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	(0.04)	(0.07)	(0.09)		(0.06)	(0.06)	(0.02)
Net realized and unrealized gain/(loss) on securities	(1.11)	(2.19)	(2.69)		7.83	2.64	(0.62)
Total from Investment Operations	(1.15)	(2.26)	(2.78)		7.77	2.58	(0.64)
Less Distributions:
Dividends from net investment income	—	—	—		—	—	—
Distributions from realized capital gains	—	0.00 (2)	(1.21)		(0.28)	—	—
Total Distributions	—	0.00 (2)	(1.21)		(0.28)	—	—
Net Asset Value, End of Period	$12.72	$13.87	$16.13		$20.12	$12.63	$10.05
Total Return	(8.29)%	(14.01)%	(14.67	)% (4)	61.95%	25.67%	(5.99)%
Net Assets, End of Period (000’s)	$10,904	$10,615	$9,601		$263	$44	$16
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.51%	1.58%	2.11	%(3)	1.55%	2.66%	4.22%
Net	1.24%	1.23%	1.24	%(3)	1.24%	1.24%	1.28%
Ratio of net investment income (loss) to average net assets(b)(c)	(0.31)%	(0.47)%	(0.99	)%(3)	(0.80)%	(0.63)%	(0.24)%
Portfolio Turnover	47%	31%	9%		41%	37%	30%

The accompanying notes are an integral part of these financial statements.

PEAR TREE ESSEX ENVIRONMENTAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

	Institutional Shares
	Year Ended March 31, 2024	Year Ended March 31, 2023	Seven Months Ended March 31, 2022(1)		Years Ended August 31,*
					2021	2020	2019
Net Asset Value, Beginning of Period	$14.07	$16.32	$20.32		$12.72	$10.10	$10.71
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	(0.01)	(0.03)	(0.08)		(0.07)	(0.03)	_ (2)
Net realized and unrealized gain/(loss) on securities	(1.12)	(2.22)	(2.71)		7.95	2.65	(0.61)
Total from Investment Operations	(1.13)	(2.25)	(2.79)		7.88	2.62	(0.61)
Less Distributions:
Dividends from net investment income	—	—	—		—	—	—
Distributions from realized capital gains	—	0.00 (2)	(1.21)		(0.28)	—	—
Total Distributions	—	0.00 (2)	(1.21)		(0.28)	—	—
Net Asset Value, End of Period	$12.94	$14.07	$16.32		$20.32	$12.72	$10.10
Total Return	(8.03)%	(13.78)%	(14.57	)%(4)	62.39%	25.94%	(5.70)%
Net Assets, End of Period (000’s)	$31,623	$60,435	$66,215		$66,561	$22,494	$8,893
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.25%	1.33%	2.30	%(3)	1.30%	2.41%	3.97%
Net	0.99%	0.98%	0.99	%(3)	0.99%	0.99%	1.03%
Ratio of net investment income (loss) to average net assets(b)(c)	(0.06)%	(0.22)%	(0.77	)%(3)	(0.55)%	(0.37)%	(0.02)%
Portfolio Turnover	47%	31%	9%		41%	37%	30%

The accompanying notes are an integral part of these financial statements.

PEAR TREE ESSEX ENVIRONMENTAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

	R6 Shares
	Year Ended March 31, 2024	Year Ended March 31, 2023	Commencement of Operations to the Seven Months Ended March 31, 2022(1)
Net Asset Value, Beginning of Period	$6.43	$7.46	$10.00
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	—	(0.01)	(0.03)
Net realized and unrealized gain/(loss) on securities	(0.51)	(1.02)	(1.30)
Total from Investment Operations	(0.51)	(1.03)	(1.33)
Less Distributions:
Dividends from net investment income	—	—	—
Distributions from realized capital gains	—	0.00 (2)	(1.21)
Total Distributions	—	0.00 (2)	(1.21)
Net Asset Value, End of Period	$5.92	$6.43	$7.46
Total Return	(7.93)%	(13.80)%	(15.00	)%(4)
Net Assets, End of Period (000’s)	$2,934	$1,774	$1,293
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.12%	1.18%	2.08	%(3)
Net	0.95%	0.93%	0.95	%(3)
Ratio of net investment income (loss) to average net assets(b)(c)	(0.00)%	(0.17)%	(0.71	)(3)
Portfolio Turnover	47%	31%	9%

(1)Commenced operations September 1, 2021

(2)Rounds to less than $0.005 per share

(3)Annualized

(4)Not Annualized

(a)Per share numbers have been calculated using the average shares method.

(b)Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests.

(d)Ratios of expenses to average net assets:

•Gross (total expenses before fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

•Net (total expenses net of fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

•Does not include expenses of the investment companies in which the Fund invests,

*Figures presented are for Essex Environmental Opportunities Fund, which was merged into Environmental Opportunities Fund on August 31, 2021. At the time of the transaction, Environmental Opportunities Fund was a new series of the Trust without any assets or liabilities. For more information relating to that transaction, see Note 1 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2024	2023		2022		2021	2020
Net Asset Value, Beginning of Period	$21.21	$22.68		$24.33		$14.83	$20.77
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.45	0.40		0.35		0.23	0.44
Net realized and unrealized gain/(loss) on securities	2.64	(1.57)		(1.76)		9.62	(6.13)
Total from Investment Operations	3.09	(1.17)		(1.41)		9.85	(5.69)
Less Distributions:
Dividends from net investment income	(0.44)	(0.30)		(0.24)		(0.35)	(0.25)
Distributions from realized capital gains	—	—		—		—	—
Total Distributions	(0.44)	(0.30)		(0.24)		(0.35)	(0.25)
Net Asset Value, End of Period	$23.86	$21.21		$22.68		$24.33	$14.83
Total Return	14.66%	(5.10)%		(5.84)%		66.76%	(27.75)%
Net Assets, End of Period (000’s)	$328,464	$353,812		$424,110		$524,972	$435,137
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.51%	1.52%		1.50%		1.50%	1.50%
Net	1.41%	1.42	%(f)	1.40	%(e)	1.40%	1.40%
Ratio of net investment income (loss) to average net assets(b)(c)	2.07%	2.00%		1.45%		1.18%	2.13%
Portfolio Turnover	21%	15%		19%		23%	28%

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

	Institutional Shares
	Years Ended March 31,
	2024	2023		2022		2021	2020
Net Asset Value, Beginning of Period	$21.12	$22.59		$24.25		$14.78	$20.71
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.53	0.48		0.44		0.31	0.50
Net realized and unrealized gain/(loss) on securities	2.63	(1.57)		(1.76)		9.60	(6.09)
Total from Investment Operations	3.16	(1.09)		(1.32)		9.91	(5.59)
Less Distributions:
Dividends from net investment income	(0.52)	(0.38)		(0.34)		(0.44)	(0.34)
Distributions from realized capital gains	—	—		—		—	—
Total Distributions	(0.52)	(0.38)		(0.34)		(0.44)	(0.34)
Net Asset Value, End of Period	$23.76	$21.12		$22.59		$24.25	$14.78
Total Return	15.12%	(4.74)%		(5.51)%		67.42%	(27.50)%
Net Assets, End of Period (000’s)	$2,312,374	$2,338,037		$3,199,601		$2,962,171	$1,740,528
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.26%	1.27%		1.26%		1.25%	1.25%
Net	1.04%	1.05	%(f)	1.04	%(e)	1.03%	1.03%
Ratio of net investment income (loss) to average net assets(b)(c)	2.42%	2.41%		1.84%		1.56%	2.45%
Portfolio Turnover	21%	15%		19%		23%	28%

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

	R6 Shares
	Years Ended March 31,
	2024	2023		2022		2021	2020
Net Asset Value, Beginning of Period	$10.49	$11.42		$12.43		$7.72	$10.97
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.27	0.25		0.24		0.17	0.25
Net realized and unrealized gain/(loss) on securities	1.29	(0.80)		(0.91)		4.98	(3.16)
Total from Investment Operations	1.56	(0.55)		(0.67)		5.15	(2.91)
Less Distributions:
Dividends from net investment income	(0.53)	(0.38)		(0.34)		(0.44)	(0.34)
Distributions from realized capital gains	—	—		—		—	—
Total Distributions	(0.53)	(0.38)		(0.34)		(0.44)	(0.34)
Net Asset Value, End of Period	$11.52	$10.49		$11.42		$12.43	$7.72
Total Return	15.17%	(4.58)%		(5.46)%		67.52%	(27.43)%
Net Assets, End of Period (000’s)	$460,078	$484,124		$700,956		$676,695	$384,224
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.11%	1.12%		1.10%		1.10%	1.10%
Net	0.94%	0.95	%(f)	0.95	%(e)	0.94%	0.94%
Ratio of net investment income (loss) to average net assets(b)(c)	2.51%	2.45%		1.90%		1.66%	2.28%
Portfolio Turnover	21%	15%		19%		23%	28%

(a)Per share numbers have been calculated using the average shares method.

(b)Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests.

(d)Ratios of expenses to average net assets:

•Gross (total expenses before fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

•Net (total expenses net of fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

•Does not include expenses of the investment companies in which the Fund invests.

(e)Ratio (Net) would have been 1.39% for Ordinary, 1.03% for Institutional and 0.94% for R6 if the Trust did not engage a third-party to assist in reclaiming EU tax overpayments made by the fund.

(f)Ratio (Net) would have been 1.41% for Ordinary, 1.04% for Institutional and 0.94% for R6 if the Trust did not engage a third-party to assist in reclaiming EU tax overpayments made by the fund.

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$14.21	$15.76	$16.54	$10.07	$13.56
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.31	0.29	0.20	0.12	0.65
Net realized and unrealized gain/(loss) on securities	1.78	(1.26)	(0.63)	6.88	(3.76)
Total from Investment Operations	2.09	(0.97)	(0.43)	7.00	(3.11)
Less Distributions:
Dividends from net investment income	(0.33)	(0.58)	(0.15)	(0.53)	(0.38)
Distributions from realized capital gains	—	—	(0.20)	—	—
Total Distributions	(0.33)	(0.58)	(0.35)	(0.53)	(0.38)
Net Asset Value, End of Period	$15.97	$14.21	$15.76	$16.54	$10.07
Total Return	14.81%	(5.95)%	(2.72)%	70.25%	(23.73)%
Net Assets, End of Period (000’s)	$124,102	$129,983	$170,731	$194,665	$133,912
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.52%	1.52%	1.51%	1.53%	1.53%
Net	1.42%	1.42%	1.41%	1.43%	1.43%
Ratio of net investment income (loss) to average net assets(b)(c)	2.07%	2.09%	1.15%	0.90%	4.85%
Portfolio Turnover	21%	18%	29%	35%	33%

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

	Institutional Shares
	Years Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$14.21	$15.77	$16.54	$10.07	$13.57
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.36	0.35	0.25	0.17	0.69
Net realized and unrealized gain/(loss) on securities	1.78	(1.28)	(0.61)	6.88	(3.76)
Total from Investment Operations	2.14	(0.93)	(0.36)	7.05	(3.07)
Less Distributions:
Dividends from net investment income	(0.39)	(0.63)	(0.21)	(0.58)	(0.43)
Distributions from realized capital gains	—	—	(0.20)	—	—
Total Distributions	(0.39)	(0.63)	(0.41)	(0.58)	(0.43)
Net Asset Value, End of Period	$15.96	$14.21	$15.77	$16.54	$10.07
Total Return	15.20%	(5.65)%	(2.29)%	70.84%	(23.50)%
Net Assets, End of Period (000’s)	$634,476	$609,581	$753,426	$625,221	$367,321
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.27%	1.27%	1.26%	1.28%	1.28%
Net	1.05%	1.05%	1.04%	1.06%	1.06%
Ratio of net investment income (loss) to average net assets(b)(c)	2.42%	2.50%	1.49%	1.27%	5.02%
Portfolio Turnover	21%	18%	29%	35%	33%

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

	R 6 Shares
	Years Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.21	$11.53	$12.20	$7.53	$10.25
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.27	0.25	0.17	0.13	0.55
Net realized and unrealized gain/(loss) on securities	1.25	(0.93)	(0.43)	5.12	(2.83)
Total from Investment Operations	1.52	(0.68)	(0.26)	5.25	(2.28)
Less Distributions:
Dividends from net investment income	(0.39)	(0.64)	(0.21)	(0.58)	(0.44)
Distributions from realized capital gains	—	—	(0.20)	—	—
Total Distributions	(0.39)	(0.64)	(0.41)	(0.58)	(0.44)
Net Asset Value, End of Period	$11.34	$10.21	$11.53	$12.20	$7.53
Total Return	15.13%	(5.59)%	(2.23)%	70.90%	(23.46)%
Net Assets, End of Period (000’s)	$264,566	$261,031	$259,496	$129,822	$96,708
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.12%	1.12%	1.12%	1.13%	1.13%
Net	1.02%	1.02%	1.02%	1.03%	1.03%
Ratio of net investment income (loss) to average net assets(b)(c)	2.52%	2.53%	1.35%	1.32%	5.62%
Portfolio Turnover	21%	18%	29%	35%	33%

(a)Per share numbers have been calculated using the average shares method.

(b)Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests,

(d)Ratios of expenses to average net assets:

•Gross (total expenses before fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

•Net (total expenses net of fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

•Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS INTERNATIONAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2024		2023	2022	2021	2020
Net Asset Value, Beginning of Period	$11.68		$12.69	$13.95	$7.98	$10.60
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.11		0.17	0.10	0.01	(0.05)
Net realized and unrealized gain/(loss) on securities	0.31		(1.03)	0.23	6.05	(2.54)
Total from Investment Operations	0.42		(0.86)	0.33	6.06	(2.59)
Less Distributions:
Dividends from net investment income	(0.12)		(0.15)	(0.16)	—	—
Distributions from realized capital gains	—		—	(1.43)	(0.09)	(0.03)
Total Distributions	(0.12)		(0.15)	(1.59)	(0.09)	(0.03)
Net Asset Value, End of Period	$11.98		$11.68	$12.69	$13.95	$7.98
Total Return	3.70%		(6.69)%	1.90%	76.07%	(24.50)%
Net Assets, End of Period (000’s)	$54,438		$95	$131	$86	$49
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.81%		1.60%	1.63%	1.62%	1.90%
Net	1.71	%(e)	1.60%	1.63%	1.62%	1.90%
Ratio of net investment income (loss) to average net assets(b)(c)	0.90%		1.56%	0.72%	0.12%	(0.44)%
Portfolio Turnover	38%		57%	51%	55%	142	%(f)

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS INTERNATIONAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

	Institutional Shares
	Years Ended March 31,
	2024		2023	2022	2021	2020
Net Asset Value, Beginning of Period	$11.81		$12.83	$14.06	$8.02	$10.60
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.20		0.22	0.18	0.06	(0.01)
Net realized and unrealized gain/(loss) on securities	0.28		(1.04)	0.21	6.07	(2.54)
Total from Investment Operations	0.48		(0.82)	0.39	6.13	(2.55)
Less Distributions:
Dividends from net investment income	(0.16)		(0.20)	(0.19)	—	—
Distributions from realized capital gains	—		—	(1.43)	(0.09)	(0.03)
Total Distributions	(0.16)		(0.20)	(1.62)	(0.09)	(0.03)
Net Asset Value, End of Period	$12.13		$11.81	$12.83	$14.06	$8.02
Total Return	4.24%		(6.32)%	2.37%	76.56%	(24.10)%
Net Assets, End of Period (000’s)	$6,843		$3,438	$3,682	$12,314	$6,995
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.57%		1.38%	1.34%	1.37%	1.65%
Net	1.30	%(e)	1.26%	1.22%	1.25%	1.53%
Ratio of net investment income (loss) to average net assets(b)(c)	1.62%		1.94%	1.21%	0.49%	(0.05)%
Portfolio Turnover	38%		57%	51%	55%	142	%(f)

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS INTERNATIONAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

	R6 Shares
	Years Ended March 31,
	2024		2023	2022	2021	2020
Net Asset Value, Beginning of Period	$11.80		$12.82	$14.07	$8.02	$10.60
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.22		0.22	0.15	0.06	(0.01)
Net realized and unrealized gain/(loss) on securities	0.28		(1.04)	0.23	6.08	(2.53)
Total from Investment Operations	0.50		(0.82)	0.38	6.14	(2.54)
Less Distributions:
Dividends from net investment income	(0.16)		(0.20)	(0.20)	—	(0.01)
Distributions from realized capital gains	—		—	(1.43)	(0.09)	(0.03)
Total Distributions	(0.16)		(0.20)	(1.63)	(0.09)	(0.04)
Net Asset Value, End of Period	$12.14		$11.80	$12.82	$14.07	$8.02
Total Return	4.45%		(6.30)%	2.25%	76.69%	(24.08)%
Net Assets, End of Period (000’s)	$25,920		$24,524	$22,121	$11,490	$6,240
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.44%		1.23%	1.29%	1.22%	1.50%
Net	1.23	%(e)	1.23%	1.29%	1.22%	1.50%
Ratio of net investment income (loss) to average net assets(b)(c)	1.88%		1.99%	1.11%	0.51%	(0.08)%
Portfolio Turnover	38%		57%	51%	55%	142	%(f)

(a)Per share numbers have been calculated using the average shares method.

(b)Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests.

(d)Ratios of expenses to average net assets:

•Gross (total expenses before fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

•Net (total expenses net of fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

•Does not include expenses of the investment companies in which the Fund invests.

(e)Ratio (Net) would have been 1.57% for Ordinary, 1.16% for Institutional and 1.09% for R6 if the Fund did not incur Proxy Expenses in connection with the Acquisition of Pear Tree Axiom Emerging Markets World Equity Fund. See Note 1 to the Financial Statements.

(f)Turnover is higher due to a change in strategy as of January 1, 2020.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust

Pear Tree Funds, (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2024, the Trust currently has six separate series (each a “Fund” and collectively the “Funds”), offering shares of beneficial interest, each Fund having its own investment objective and principal strategy.

As of March 31, 2024, there were the following Funds:

Pear Tree Polaris Small Cap Fund (“Small Cap”) which seeks maximum long-term capital appreciation.

Pear Tree Quality Fund (“Quality”) which seeks long-term growth of capital.

Pear Tree Essex Environmental Opportunities Fund (“Environmental Opportunities”), which seeks long-term growth of capital.

Pear Tree Polaris Foreign Value Fund (“Foreign Value”) which seeks long-term capital growth and income.

Pear Tree Polaris Foreign Value Small Cap Fund (“Foreign Value Small Cap”) which seeks long-term capital growth and income.

Pear Tree Polaris International Opportunities Fund (“International Opportunities”), which seeks long-term capital appreciation.

Each of the Funds is a “non-diversified company,” within the meaning of the 1940 Act, other than Environmental Opportunities, which is a “diversified company.”

As the Trust is an investment company, each Fund accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

The Trustees of the Trust (the ‘Trustees”) have authorized each Fund to issue three classes of shares designated as Ordinary Shares, Institutional Shares and R6 Shares. The three classes differ principally in their respective expense structures and minimum investment requirements. Each class of shares of a Fund represents an interest in the same portfolio of investments of that Fund and has equal rights to voting (except as noted in the following sentence), redemptions, dividends and liquidations. Ordinary Shares bear distribution (Rule 12b-1) fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Ordinary Share shareholders pursuant to Rule 12b-1. There is no 12b-1 distribution plan applicable to Institutional Shares or R6 shares of any Fund. During the period covered by these financial statements, each Fund offered Ordinary shares and Institutional shares. R6 Shares were offered only by Environmental Opportunities, Foreign Value, Foreign Value Small Cap and International Opportunities.

At times, a Fund’s investments may include investments in industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. To the extent that a Fund is permitted to invest in foreign markets, especially emerging markets or countries with limited or developing markets, such investments may subject the Fund to a greater degree of risk than similar investments in the U.S. market or a developed market. Risks associated with these foreign and developing markets include

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

political, social or economic factors and may affect the price of a Fund’s investments and income generated by these investments, as well as a Fund’s ability to repatriate such amounts. Information regarding each Fund’s principal investment risks is contained in the Funds’ prospectus. Please refer to the Funds’ prospectus when considering a Fund’s investment risks.

Essex Reorganization

Pear Tree Essex Environmental Opportunities Fund, (the “Successor Fund”), commenced investment operations as a new series of the Trust on September 1, 2021, with three authorized classes: R6 Shares, Ordinary Shares and Institutional Shares. Immediately prior to commencing operations, the Successor Fund had acquired the assets and assumed the liabilities of Essex Environmental Opportunities Fund (the “Predecessor Fund”) in a tax-free reorganization (the “Reorganization”), as set out in an Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Predecessor Fund had offered two classes of shares: Investor Class shares and Institutional Class shares. The Plan of Reorganization was approved by the Predecessor Fund’s Board of Trustees on February 11, 2021, by the Successor Fund’s Trustees on May 19, 2021, and by the Predecessor Fund’s shareholders on August 16, 2021. The Reorganization was effected after the close of business on August 31, 2021. As a result of the Reorganization, the Successor Fund also assumed the performance and accounting history of the Predecessor Fund. Financial information included herein for the dates on or before August 31, 2021 is that of the Predecessor Fund.

As part of the Reorganization, each shareholder of the Predecessor Fund received the same aggregate share net asset value in the corresponding class of the Successor Fund as noted below. No Predecessor Fund shareholder received any R6 Shares of the Successor Fund:

Predecessor Fund			Successor Fund
Class	Aggregate No. of Shares	Aggregate Net Asset Value	Class	Aggregate No. of Shares	Aggregate Net Asset Value
Investor Class	13,094	$263,409	Ordinary Shares	13,094	$263,409
Institutional Class	3,276,149	$66,560,974	Institutional Shares	3,276,149	$66,560,974
			R6 Shares	—	$—

The aggregate amount of the net unrealized appreciation of the Predecessor Fund’s investments transferred to the Successor Fund was as of August 31, 2021, $15,797,686.

Each of the Predecessor Fund and Successor Fund has as its investment objective to seek long-term growth of capital.

At the time of the Reorganization the Successor Fund had a fiscal year end of March 31, and the Predecessor Fund’s fiscal year end was August 31. On October 21, 2021, the Successor Fund’s Trustees changed the Successor Fund’s fiscal year end to March 31, to correspond to the fiscal year end applicable to each of the other Pear Tree Funds.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Acquisition of Pear Tree Axiom Emerging Markets World Equity Fund by Pear Tree Polaris International Opportunities Fund

On November 1, 2023, International Opportunities Fund issued the following fund shares in exchange for shares of Pear Tree Axiom Emerging Markets World Equity Fund (“Emerging Markets Fund”), at the time a separate series of the Trust, to acquire its net assets in a tax-free exchange approved by Emerging Markets Fund shareholders.

International Opportunities Fund Share Class	International Opportunities Fund Shares Exchanged	Emerging Markets Fund Share Class	Emerging Markets Fund Shares Exchanged
Ordinary Shares	5,187,990	Ordinary Shares	2,970,569
Institutional Shares	373,552	Institutional Shares	212,035
R6 Shares	59,865	R6 Shares	79,036

The investment portfolio of Emerging Markets Fund, with a fair value of $58,674,627 and an identified cost of $58,861,785 as of October 31, 2023, was the principal assets acquired by International Opportunities Fund. As of October 31, 2023, the net assets of International Opportunities Fund had an aggregate value of $25,319,356, and the net assets of Emerging Markets Fund had an aggregate value of $58,304,083. On October 31, 2023, Emerging Markets Funds had undistributed net investment loss of $(92,669), accumulated net realized loss of $(42,360,200), and unrealized depreciation of $(187,837). The aggregate net assets of International Opportunities Fund immediately following its acquisition of Emerging Markets Fund were $83,623,439.

Information presented in Statement of Operations and changes in net assets reflect only the operations of International Opportunities Fund.

Assuming the acquisition had been completed on April 1, 2023, International Opportunities Fund’s pro forma results of operations for the reporting period would be as follows:

Net investment income	$1,036,043
Net loss on investments	$(15,294,736)
Net decrease in net assets from operations	$(17,193,951)

The combined investment portfolios of the two funds have been managed as a single portfolio since November 1, 2023, the date the acquisition was completed. As a result, it is not practical to separate the amounts of revenue and earnings of Emerging Markets Fund that have been included in International Opportunities Fund’s Statement of Operations for the current fiscal period.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Security Valuation

Portfolio securities are valued each business day generally at the last reported sale price on the principal exchange or market on which they are traded. If on a business day there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For securities where no such sales have been reported, a Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures (the “Valuation Procedures”) established by the Trustees, which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the exchange rate at the time of valuation. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s net asset value. Because foreign markets may be open at different times than when the New York Stock Exchange is open for regular trading, the value of a Fund’s shares may change on days when Fund shareholders are not able to buy or sell Fund shares. If events materially affecting the values of a Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using the Valuation Procedures.

The Funds’ Valuation Procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

•Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input (with Level 1 being the highest level input and Level 3 being the lowest level input) that is significant to the fair value measurement in its entirety.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in changing an investment’s assigned level within the hierarchy.

Valuation Inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each Fund’s net assets as of March 31, 2024:

	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs	Market Value at March 31, 2024
	Level 1	Level 2	Level 3	Total
Small Cap
Common Stock*	$85,394,318	$—	$—	$85,394,318
Short Term Investments	1,908,110	—	—	1,908,110
Total	$87,302,428	$—	$—	$87,302,428

Quality
Common Stock*	$265,131,778	$—	$—	$265,131,778
Depository Receipts	54,902,434	—	—	54,902,434
Short Term Investments	4,107,145	—	—	4,107,145
Total	$324,141,357	$—	$—	$324,141,357

Environmental Opportunities
Common Stock*	$42,291,591	$2,535,204	$—	$44,826,795
Short Term Investments	606,239	—	—	606,239
Total	$42,897,830	$2,535,204	$—	$45,433,034

Foreign Value
Common Stock*	$2,841,580,789	$206,929,968	$4,444	$3,048,515,201
Warrants	135,475	—	—	135,475
Short Term Investments	19,413,405	—	—	19,413,405
Total	$2,861,129,669	$206,929,968	$4,444	$3,068,064,081

Foreign Value Small Cap
Common Stock*	$877,795,380	$116,311,358	$—	$994,106,738
Short Term Investments	20,802,675	—	—	20,802,675
Total	$898,598,055	$116,311,358	$—	$1,014,909,413

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs	Market Value at March 31, 2024
	Level 1	Level 2	Level 3	Total
International Opportunities
Common Stock*	$77,200,544	$9,299,658	$—	$86,500,202
Total	$77,200,544	$9,299,658	$—	$86,500,202

At March 31, 2024 there was one Level 3 security held by Foreign Value. No Level 3 securities were held in Small Cap, Quality, Environmental Opportunities, Foreign Value Small Cap or International Opportunities Funds. The following is a reconciliation of the Level 3 assets for which unobservable inputs were used to determine fair value for Foreign Value at March 31, 2024.

Foreign Value Common Stock
Balances as of 03/31/2023	$5,294
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(850)
Purchases	—
Sales	—
Transfer into Level 3	—
Transfer out of Level 3	—
Balances as of 03/31/2024	$4,444

*Refer to Schedule of Investments for breakout by industry or country.

•Transfers between Levels are recognized at the end of the reporting period.

•At March 31, 2024 Environmental Opportunities transferred $ 2,535,204 out of Level 1 into Level 2, Foreign Value transferred $189,481,281 out of Level 1 into Level 2. Foreign Value Small Cap Fund transferred $71,318,275 out of Level 1 into Level 2 and International Opportunities transferred $5,960,543 out of Level 1 into Level 2. All transfers were due to foreign market closures at the time of valuation. Small Cap and Quality Funds had no transfers.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

*For each Small Cap and Quality no common stock was labeled as Level 2 as of March 31, 2024. For Environmental Opportunities, Foreign Value, Foreign Value Small Cap and International Opportunities, the aggregate market values of common stock labeled as Level 2 consists of the market value of the common stock labeled as Level 2 in the following industries:

	Environmental Opportunities	Foreign Value	Foreign Value Small Cap	International Opportunities
Banks	$—	$87,484,426	$105,447,743	$5,886,260
Chemicals	—	57,285,913	—	501,743
Construction & Engineering	1,359,208	—	—	—
Diversified Financial Services	—	62,159,629	—	2,180,448
Electrical Equipment	1,175,996	—	—	—
Marine	—	—	10,863,615	731,207
	$2,535,204	$206,929,968	$116,311,358	$9,299,658

•Market Value of common stock labeled as Level 3 in Foreign Value consists of the market value of common stock labeled as Level 3 in the following industries:

Foreign Value
Metals & Mining	$4,444
$4,444

No other fund held common stock labeled as Level 3 as of March 31, 2024.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2024;

Common Stock	Fair Value March 31, 2024	Valuation Methodologies	Unobservable Input(1)	Range	Impact to Valuation from a Decrease in Input(2)
Foreign Value	$4,444	Market Comparable	Comparability Adjustment	100%	Decrease

(1)In determining certain of these inputs, management evaluates a variety of factors, including economic conditions, industry and market developments, and company specific developments.

(2)This column represents the directional change in the fair value of the Level 3 investments that would result from a decrease to the corresponding unobservable input. An increase to the observable input would have the opposite effect.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as, among other things, this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss with respect to these arrangements to be minimal.

Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financials were issued. There were no events or transactions that occurred during the period that materially impacted the accounts or disclosures in the Funds’ financial statements.

Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (i.e., the date the order to buy or sell is executed, which may occur or may not be the settlement date). Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Distributions received on securities that represent a return of capital or a capital gain are recorded as reductions of cost of investments and/or as realized gains. Each Fund estimates the components of distributions that may be considered nontaxable distributions or capital gain distributions for tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund’s investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.

Reverse Repurchase Agreements

When a Fund participates in a reverse repurchase transaction, the Funds’ custodian takes possession through the federal book-entry system of those securities of the counterparty collateralizing the counterparty’s obligation under the reverse repurchase transaction. Collateral is marked-to-market daily to confirm that the market value of the collateral remains sufficient to cover the counterparty’s obligation to the participating Fund. The Funds may experience costs and delays in liquidating the collateral if the counterparty or the issuer of the collateral defaults or enters into bankruptcy. At March 31, 2024, there were no outstanding Reverse Repurchase Agreements.

Counterparty Credit Risk

Some transactions in which a Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, a Fund is subject to the risk that the counterparty will not perform obligations under the related contract. Although each Fund expects to enter into transactions only with counterparties believed by the Fund’s investment manager or sub-adviser to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign Currency Transactions

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the time of valuation. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it is opened and the value at the time it is closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values. At March 31, 2024 there was no outstanding Forward Foreign Currency Contracts.

Spot Foreign Currency Contracts

Certain Funds may engage in spot foreign currency contracts. A spot foreign currency contract is an obligation to buy or sell with one currency a specified amount of another currency at the prevailing exchange rate for immediate settlement on the spot date, which is generally T + 2. Although, these transactions are instantaneous and may mitigate unwanted foreign exchange exposure, they are subject to movements in the spot exchange rate (i.e., the prevailing exchange rate at the time of the transaction), which can be unpredictable.

At March 31, 2024, there were no outstanding Spot Foreign Currency Contracts.

Securities Lending

During the period covered by this report, no Fund lent any of its securities and the Funds currently are not participating in a securities lending program.

Allocations of Trust Expenses

Trust expenses attributable to a specific Fund are allocated in their entirety to that Fund. Trust expenses that are not attributed to a specific Fund are allocated among all Funds in proportion to the respective net assets of the Funds.

A Fund’s expenses allocable to a specific class of shares of that Fund, such as distribution (12b-1) fees and certain transfer agent and fund administration fees, are allocated to that class. Fund expenses that are not attributable to a specific class, which includes management fees and custody expenses, are allocated to all classes in proportion to the respective net assets of the Fund’s classes. (See Note 3.)

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Income and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentages of adjusted net assets at the beginning of the day.

Distributions to Shareholders

Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, with the exception of certain fee waivers and expense Reimbursement Agreements, as well as certain class-specific expenses. Ordinary Shares incur distribution (12b-1) fees while Institutional Shares and R6 Shares do not. Distributions from net investment income for each Fund, if any, are declared and paid annually. Distributions from net realized gains for each Fund, if any, are generally declared and paid annually.

3. Management Fees, Advisory Fees and Other Affiliate Transactions

Management Fees

The Trust has entered into a management agreement (the “Management Agreement”) with Pear Tree Advisors, Inc. (the “Manager”) with respect to each Fund. Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of investment sub-advisers, is paid monthly based on the average daily net asset value of each Fund for the month. The annual stated contractual rate of such fees is 1.00 percent of the average daily total net assets of each of the Funds except for Small Cap, for which there is an annual rate 0.80 percent of the average daily total net assets and Environmental Opportunities and International Opportunities, for which there is an annual rate of 0.90 percent of the average daily total net assets.

Since March 31, 2017 and most recently extended to July 31, 2024, the Manager has agreed, with respect to Foreign Value and Foreign Value Small Cap, to waive a portion of its management fees that it would otherwise receive under the Management Agreement such that the actual aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of each such Fund would be calculated using an annual rate of 0.90 percent of that Fund’s Net Assets, as such term is defined in the Management Agreement. On and before July 31, 2024 this arrangement only may be terminated by the Trustees in their sole discretion.

Since December 1, 2013, and most recently extended to July 31, 2024, the Manager has agreed to waive a portion of its management fee relating to Quality Fund such that the aggregate management fee to be received by the Manager during the waiver period would be determined using (a) an annual rate of 0.75 percent of Quality Fund’s average daily net assets if the Quality Fund’s average daily net assets are up to and including $125 million, and (b) thereafter, an annual rate of 0.50 percent of Quality Fund’s average daily net assets for amounts in excess of $125 million. On or before July 31, 2024, this arrangement only may be terminated by the Trustees in their sole discretion.

Since August 1, 2023 through September 30, 2024, the Manager has contractually agreed to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to International Opportunities such that the aggregate management

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

fee that the Manager would receive during the waiver period for serving as the investment manager of International Opportunities would be calculated using an annual rate of 0.80 percent of International Opportunities’ net assets. This fee waiver only may be terminated with the approval of the Trustees.

In addition, under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap Fund to the extent that the total expenses of Small Cap Fund individually exceed 2 percent of average net assets for any fiscal year. Small Cap Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

For the year ended March 31, 2024, aggregate management fees inclusive of fee waivers, from all Funds were $39,486,917, as disclosed on the Statement of Operations.

Since November 15, 2019, and most recently extended to July 31, 2024, the Manager has agreed to reimburse the Foreign Value Fund R6 Shares to the extent necessary for the Fund to maintain the total net annual operating expenses for the class to 0.94%. Reimbursed expenses do not include amounts paid to a third party to assist in reclaiming EU tax overpayments made by the Fund. On and before July 31, 2024 this arrangement only may be terminated by the Trustees in their sole discretion.

Since August 1, 2023 through September 30, 2024, the Manager has contractually agreed to reimburse International Opportunities with respect to Institutional Shares for a portion of International Opportunities’ expenses attributable to Institutional Shares in an amount equal to 0.10 percent per annum, provided that the amount of such reimbursement for such year shall not exceed the amount of the portion of International Opportunities’ adjusted “Annual Fund Operating Expenses” attributable to Institutional Shares for that year, Adjusted “Annual Fund Operating Expenses” for a year means all International Opportunities operating expenses for the year, other than management fees, distribution and services fees, AFFE and extraordinary expenses. This fee waiver only may be terminated with the approval of the Trustees.

Since August 1, 2023 through September 30, 2024, the Manager also has contractually agreed to reimburse such portion of the expenses of International Opportunities Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares, other than extraordinary expenses, is not greater than 0.99 percent of International Opportunities Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement only may be terminated with the approval of the Trustees.

Since June 1, 2020, and most recently extended to July 31, 2024, the Manager has agreed to reimburse the Pear Tree Quality Fund Institutional Shares to the extent necessary for the Fund to maintain the total net annual operating expenses for the class to 0.79%. On and before July 31, 2024 this arrangement only may be terminated by the Trustees in their sole discretion.

Since September 1, 2021, and most recently extended to July 31, 2024, the Manager has agreed to reimburse the Environmental Opportunities Fund Ordinary Shares to the extent necessary for the Fund to maintain the total net annual operating expenses for the class to 1.24%, Institutional Shares to the extent necessary for the Fund to maintain the total net annual operating expenses for the class to 0.99%, and R6 Shares to the extent necessary for the Fund to maintain the total net annual operating expenses for the class to 0.95%. On and before July 31, 2024 this arrangement only may be terminated by the Trustees in their sole discretion.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Except with respect to Environmental Opportunities, neither the Manager nor any Sub-Advisor may recoup any amount of those fees that have been waived or fund expenses that have been reimbursed by the Manager or any Sub-Adviser.

The Sub-Adviser as investment manager to the predecessor fund to Environmental Opportunities, was entitled to recoup from the predecessor fund for a three-year period certain reimbursed or waived predecessor fund fees and expenses incurred on or before August 31, 2021, the date of the reorganization of the predecessor fund into Environmental Opportunities. In connection with that reorganization, the Manager agreed that the Sub-Adviser may recoup amounts equivalent to the amounts the Sub-Adviser would otherwise have been entitled to recoup from the predecessor fund had the reorganization not occurred, provided that the expenses of Environmental Opportunities do not exceed the limitations set forth in the current fee waiver/expense reimbursement agreement between the Trust and the Manager.

For the year ended March 31, 2024, and for the period August 31, 2021 to March 31, 2023, the Sub-Adviser did not recoup from Environmental Opportunities pursuant to its agreement with the Manager any amount. As of March 31, 2024, the Sub-Adviser is entitled to recoup from Environmental Opportunities the following amounts:

Recoverable through
August 31, 2024	$145,592

Otherwise, with respect to Environmental Opportunities, neither the Manager nor the Sub-Adviser may recoup any amount of those fees that have been waived or fund expenses that have been reimbursed by the Manager or the Sub-Adviser.

Sub-Advisory Fees

The Manager has entered into sub-advisory contracts with the following sub-advisers (collectively the “Sub-Advisers”) to provide investment sub-advisory services to the following Funds: Chartwell Investment Partners, LLC (Quality), Essex Investment Management Company, LLC (Environmental Opportunities) and Polaris Capital Management, LLC (Small Cap, Foreign Value, Foreign Value Small Cap and International Opportunities).

For services rendered, the Manager pays to the Sub-Advisers of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. During the year ended March 31, 2024, the fees paid by the Manager to the Sub-Advisers of the Funds were as follows:

Small Cap	0.25% of the first $100 million and
0.30% of amounts in excess of $100 million but less than $200 million and
0.325% of amounts in excess of $200 million of average daily total net assets
Quality	A fee equal to the flat annual rate of $90,000
Environmental Opportunities	0.38% of the average daily total net assets

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign Value	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of amounts in excess of $200 million of average daily total net assets
Foreign Value Small Cap	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of amounts in excess of $200 million of average daily total net assets.
International Opportunities	0.30% of the first $35 million and
0.35% of amounts in excess of $35 million but less than $200 million and
0.45% of amounts in excess of $200 million of average daily total net assets.

As of March 31, 2017 and most recently extended through July 31, 2024,(and in the case of International Opportunities, September 30, 2024), the Sub-Adviser to each of Foreign Value, Foreign Value Small Cap, and International Opportunities has contractually agreed to waive its sub-advisory fees such that the aggregate sub-advisory fee that the Sub-Adviser would receive during the waiver period would be calculated using the following annual rates:

Foreign Value	0.30% of the first $35 million and
0.35% of amounts in excess of $35 million but less than $200 million and
0.45% of amounts in excess of $200 million of average daily total net assets
Foreign Value Small Cap	0.30% of the first $35 million and
0.35% of amounts in excess of $35 million but less than $200 million and
0.45% of amounts in excess of $200 million of average daily total net assets.
International Opportunities	0.25% of the first $35 million and
0.30% of amounts in excess of $35 million but less than $200 million and
0.40% of amounts in excess of $200 million of average daily total net assets.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

This sub-advisory fee waiver only may be terminated upon the termination of the corresponding management fee waiver, and the corresponding management fee waiver only may be terminated with the approval of the Trustees.

Distribution Fees, including Fees under 12b-1 Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which allows each Fund to pay certain distribution and shareholder servicing activities relating to Ordinary Shares from Fund assets. The Funds also have entered into a distribution agreement (the “Distribution Agreement”) with U.S. Boston Capital Corporation (the “Distributor”). For its services under the 12b-1 Plan and the Distribution Agreement, the Distributor receives the distribution (12b-1) fees, that is, 0.25 percent of the average daily net asset value of the Ordinary Shares of the Funds, payable monthly.

Holders of Institutional Shares and R6 Shares pay no portion of the 12b-1 Plan expenses of the Funds applicable to Ordinary Shares, and neither Institutional Shares nor R6 Shares are subject to any other distribution plan adopted pursuant to Rule 12b-1. Holders of Institutional Shares and R6 Shares also are not entitled to vote on matters involving the 12b-1 Plan applicable to Ordinary Shares.

During the year ended March 31, 2024, the aggregate 12b-1 distribution fees of the Funds were $1,753,179, as disclosed on the Statement of Operations.

Transfer Agent Fees

Transfer agent functions are provided to the Funds by Pear Tree Institutional Services, a division of the Manager (the “Transfer Agent”), pursuant to a transfer agent agreement (the “Transfer Agent Agreement”). The Transfer Agent Agreement provides that with respect to Ordinary Shares and Institutional Shares, base fees are payable to the Transfer Agent at an annual rate of 0.16 percent of the average daily total net asset value of each such class, and with respect to R6 Shares, base fees payable at an annual rate of 0.01 percent of the average daily total net asset value of R6 Shares. The Transfer Agent also is entitled to reimbursement of out-of-pocket expenses.

The Transfer Agent has contractually agreed to waive such portion of the base fees that it would otherwise receive for serving as the transfer agent such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of that Fund’s net assets attributable to Institutional Shares, these waivers are effective as follows:

March 31, 2017 through July 31, 2024 for Small Cap, Foreign Value, Foreign Value Small Cap.

June 1, 2017 through July 31, 2024 for Quality.

January 1, 2019 through September 30, 2024 for International Opportunities.

September 1, 2021 through July 31, 2024 for Environmental Opportunities.

Prior to July 31, 2024 (and September 30, 2024, with respect to International Opportunities) these arrangements only may be terminated by the Trustees in their sole discretion.

During the year ended March 31, 2024, the aggregate amount of transfer agent fees paid by the Funds, inclusive of fee waivers, was $2,420,866, as disclosed on the Statement of Operations.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Fund Administration Fees

Pursuant to an Administration Agreement, the Manager provides certain administrative services to the Funds. During the year ended March 31, 2024, the aggregate amount of fees paid by all Funds pursuant to this agreement was $1,324,286, as disclosed on the Statement of Operations.

The Trustees have approved reimbursement to the Manager for a percentage of the compensation (including benefits) paid by the Manager to the Trust’s Chief Compliance Officer. For the year ended March 31, 2024, the Trust reimbursed the Manager a portion of the Chief Compliance Officer’s compensation in the aggregate amount of $277,728.

Custody and Fund Accounting

UMB Fund Services, LLC serves as a fund administrator of each Fund. UMB Bank, n.a. serves as the custodian of each Fund’s assets.

To the knowledge of the Trust, neither is affiliated with the Manager, any Sub-Adviser, or the Distributor. Custody credits generated by interest earned on un-invested cash balances maintained by the Funds are used to offset custodial expenses of the Funds. For the year ended March 31, 2024, there were no custody credits.

Trustees’ Fees

For the year ended March 31, 2024, each Trustee who was not an “interested person” of the Trust, each, an “Independent Trustee”, as that term is defined in the 1940 Act, received a fee for serving in that role in the aggregate amount of $52,500, and each of the Chairman of the Audit Committee and the Lead Independent Trustee received additional fees for such period in the aggregate amount of $3,000. All fees paid to the Trustees were allocated among the Funds in proportion to their respective net assets. Compensation for the services of the Trustees who was an interested person of the Trust during that period was paid by the Manager

4. Purchases and Sales

During the year ended March 31, 2024, purchases of investment securities, other than U.S. Government obligations and short-term investments for Small Cap, Quality, Environmental Opportunities, Foreign Value, Foreign Value Small Cap, and International Opportunities, were $9,728,812, $123,902,057, $28,434,450, $617,463,409, $201,456,999, and $67,409,736, respectively. Sales of such securities for the Funds were $15,079,976, $56,506,304, $45,274,605, $970,106,189, $291,791,844, and $19,025,744, respectively.

5. Contingent Liability

For the period April 1, 2023 to July 31, 2023, the Trust maintained a joint fidelity bond with the Funds’ Transfer Agent through ICI Mutual Insurance Company (“ICI Mutual”). The annual premium for that policy was allocated among the Funds and the Transfer Agent. Additionally, the Funds had committed $54,174 in cash (i.e., “reserve premium”) to ICI Mutual, with each Fund’s pro rata portion recorded as an asset. Such reserve premium was held by ICI Mutual. This reserve premium will be refunded by August 1, 2028.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Beginning August 1, 2023, the Trust has maintained a joint fidelity bond with the Transfer Agent through Hartford Fire Insurance Company. The annual premium for that policy currently is allocated among the Funds and the Transfer Agent.

6. Concentration of Risk

The relatively large investments from time to time of, Foreign Value, Foreign Value Small Cap, and International Opportunities, in countries with limited or developing capital markets may involve greater risks than investments in more developed markets, and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of each Fund’s investments and the income they generate, as well as each Fund’s ability to repatriate such amounts.

7. Federal Income Taxes

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

The tax components of capital shown in the following tables represent: (1) losses or deductions the portfolios may be able to offset against income and gains realized in future years, (2) distribution requirements the portfolios must satisfy under the income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Certain Funds had capital loss carryovers at March 31, 2024. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.

	March 31, 2024
	Capital Loss Carry Forward due to Merger Subject to Limitation	Capital Loss Short Term No Expiration Short Term	Capital Loss Long Term No Expiration Long Term	Total Capital Loss
Small Cap	$—	$(294,423)	$—	$(294,423)
Quality	—	—	—	—
Environmental Opportunities	—	(5,387,053)	(8,405,247)	(13,792,300)
Foreign Value	—	(155,018,032)	(104,035,542)	(259,053,574)
Foreign Value Small Cap	—	(23,823,764)	(53,926,380)	(77,750,144)
International Opportunities	(22,327,588)	(16,929,612)	(2,359,707)	(41,616,907)

International Opportunities Fund’s acquired losses are subject to an annual Internal Revenue Code section 382 limit of $766,783.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities. Management has analyzed each Funds’ tax positions, and it has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2021-2023, or expected to be taken in the Fund’s 2024 tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits with respect to any Fund will change materially in the next twelve months.

The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by real estate investment trusts (“REITs”), mark-to-market valuation on passive foreign investment companies (“PFICs”) held and foreign capital gains taxes accrued. The net tax appreciation/ (depreciation) in the table below includes unrealized tax gain/ (loss) on foreign currency and investments.

	March 31, 2024
Portfolio	Org Cost	Undistributed Ordinary Income	Undistributed Capital Gains	Late Year Ordinary and Post October Capital Loss Deferrals	Capital Loss Carryover	Net Tax Appreciation (Depreciation)	Total
Small Cap	$—	$833,605	$—	$—	$(294,423)	$30,897,178	$31,436,360
Quality	—	2,109,089	8,492,322	—	—	75,440,511	86,041,922
Environmental Opportunities	—	—	—	—	(13,792,300)	(130,134)	(13,922,434)
Foreign Value	—	71,921,805	—	—	(259,053,574)	515,988,765	328,856,996
Foreign Value Small Cap	—	4,048,078	—	—	(77,750,144)	99,597,337	25,895,271
International Opportunities	(28,421)	238,769	—	—	(41,616,907)	10,595,346	(30,811,213)

At March 31, 2024, the tax composition of dividends was as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital
Small Cap	$733,722	$—	$—
Quality	2,214,354	9,176,833	—
Environmental Opportunities	—	—	—
Foreign Value	81,532,136	—	—
Foreign Value Small Cap	26,167,793	—	—
International Opportunities	466,173	—	—

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2023, the tax composition of dividends was as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Tax Return Of Capital
Small Cap	$346,245	$6,782,072	$—
Quality	1,054,530	21,110,522	—
Environmental Opportunities	3,719	—	—
Foreign Value	72,985,010	—	—
Foreign Value Small Cap	49,234,069	—	—
International Opportunities	424,982	—	—

As of March 31, 2024, the following funds had qualified late-year ordinary losses, which are deferred until fiscal year 2025 for tax purposes.

Portfolio	Late-Year Ordinary Losses
Small Cap	$ —
Quality	—
Environmental Opportunities	—
Foreign Value	—
Foreign Value Small Cap	—
International Opportunities	—

As of March 31, 2024, the following funds had post-October capital losses which are deferred until April 1, 2024 for tax purposes.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Portfolio	Post-October Capital Losses
Small Cap	$ —
Quality	—
Environmental Opportunities	—
Foreign Value	—
Foreign Value Small Cap	—
International Opportunities	—

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on a Fund’s net assets or a Fund’s net asset value per share. For the year ended March 31, 2024, permanent differences in book and tax accounting have been reclassified to shares of beneficial interest and distributable earnings for the Small Cap, Quality, Environmental Opportunities, Foreign Value, Foreign Value Small Cap, and International Opportunities Funds for $0, $0, $64,537, $0, $0, and $42,174,712 respectively.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Permanent differences primarily relate to net operating losses, return of capital distributions by real estate investment trusts (REITs) and non-REIT securities, foreign currency reclasses, adjustments for sale of shares in passive foreign investment corporations (PFICs), re-designations of distributions and foreign and capital gains tax reclass.

Federal Tax Information (unaudited)

Designation Requirements at March 31, 2024

Qualified Dividend Income Percentage
Small Cap	100.00%
Quality	100.00%
Essex Environmental Opportunities	0.00%
Foreign Value	100.00%
Foreign Value Small Cap	100.00%
International Opportunities	100.00%

The Funds may elect under section 853 of the Internal Revenue Code to pass through foreign tax credits to its shareholders for the year ended March 31, 2024.

The total amount of foreign taxes that is expected to pass through to shareholders and the respective foreign source income are as follows:

	Foreign Tax Credit	Foreign Source Income
Foreign Value	$8,387,521	$80,355,841
Foreign Value Small Cap	2,457,564	25,459,985
International Opportunities	163,726	1,084,696

PEAR TREE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of the Pear Tree Funds

Lincoln, Massachusetts 01773

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Pear Tree Polaris Small Cap Fund, Pear Tree Quality Fund, Pear Tree Essex Environmental Opportunities Fund, Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Foreign Value Small Cap Fund, and Pear Tree Polaris International Opportunities Fund (the “Funds”), each a series of the Pear Tree Funds (the “Trust”), including the schedules of investments, as of March 31, 2024, the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2024, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Pear Tree Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Pear Tree Polaris Small Cap Fund, Pear Tree Quality Fund, Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Foreign Value Small Cap Fund, Pear Tree Polaris International Opportunities Fund	For the year ended March 31, 2024	For each of the two years in the period ended March 31, 2024	For each of the five years in the period ended March 31, 2024
Pear Tree Essex Environmental Opportunities Fund	For the year ended March 31, 2024	For each of the two years in the period ended March 31, 2024	For the year ended August 31, 2021, 7-months period ending March 31, 2022, and for each of the two years in the period ended March 31, 2024

The financial highlights for each of the two years in the period ended August 31, 2020 have been audited by other auditors, whose report dated October 30, 2020 expressed unqualified opinion on such statement of changes in net assets and financial highlights.

PEAR TREE FUNDS

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 24, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

PEAR TREE FUNDS

INFORMATION FOR SHAREHOLDERS

Quarterly Portfolio Disclosure

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT (and formerly Forms N-Q) are available on the SEC’s website at www.sec.gov. For a complete list of a fund’s portfolio holdings, you may also view the most recent monthly holdings report, semi-annual report or annual report on the Pear Tree Funds’ web site at www.peartreefunds.com.

Portfolio Proxy Voting Policies and Information

Information on the Funds’ proxy voting policies and on how the Pear Tree Funds voted proxies related to portfolio securities for the 12-month period ended June 30, 2023 is available without charge online at www.peartreefunds.com and at www.sec.gov. You may also call 1-800-326-2151 to request a free copy of the proxy voting information or the proxy voting policies.

Household Delivery of Fund Documents

With your consent, the Trust may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Fund’s transfer agent, by phone or in writing (see “For Account Information”). The mailing of separate proxy statements, prospectuses and shareholder reports will begin within 30 days after receiving your notice.

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited)

The tables below identify the current Trustees and officers of the Trust, their ages, their present positions with the Trust, terms of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held. Each Trustee and officer holds office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The mailing address of each of the Trustees and Officers of the Trust is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

Messrs. Bulbrook, Dunlap and Marshall are members of the Funds’ Audit Committee. Mr. Marshall is the Chair of the Audit Committee. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Fund Trustees and is available without charge, upon request. To obtain a free copy of the current SAI, please access the Funds’ web site at www.peartreefunds.com or call shareholder services at 1-800-326-2151.

Trustees who are not Interested Persons of the Trust

The following individuals are Trustees of the Trust (each, a “Trustee”), but not “interested persons” of the Trust, as that term is defined in the 1940 Act.

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee in Public Companies
John M. Bulbrook (Born: July 1942)	Trustee	Indefinite Term (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc. (d/b/a Bulbrook/Drislane Brokerage) (distributor of financial products, including insurance) (1984–Present)	6	None
William H. Dunlap (Born: March 1951)	Trustee	Indefinite Term (October 2006 to present)	President, New Hampshire Historical Society, (Feb. 2010–Present); Principal, William H. Dunlap & Company (consulting firm) (2005–Present); Director, Merrimack County Savings Bank (2005–March 2023); Trustee, New Hampshire Mutual Bancorp (2013– March 2023)	6	None
Clinton S. Marshall (Born: May 1957)	Trustee	Indefinite Term (April 2003 to present)	Principal, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses (1998– Present); CFO, Fore River Company (2002–Present)	6	None

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Trustees and Officers who are Interested Persons of the Trust

The following individuals are Trustees or officers of the Trust who are “interested persons” of the Trust, as that term is defined in the 1940 Act.

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/ Officer in Public Companies
Willard L. Umphrey* (Born: July 1941)	Trustee, President, Chairman (1985 to present)	Indefinite Term (1985 to present)	Director, U.S. Boston Capital Corporation; President, Pear Tree Advisors, Inc.	6

U.S. Boston Corporation; U.S. Boston Asset Management Corporation; Pear Tree Advisors, Inc.; Pear Tree Partners Management LLC; Unidine Corporation; USB Corporation; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundchek Laboratories

Leon Okurowski (Born: December 1942)	Vice President, Treasurer (1985 to present)	(1985 to present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Pear Tree Advisors, Inc.	N/A

Everest USB Canadian Storage, Inc.; Pear Tree Advisors, Inc.; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundchek Laboratories

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/ Officer in Public Companies
Deborah A. Kessinger (Born: May 1963)	Assistant Clerk and Chief Compliance Officer	(April 2005 to Present)

Senior Counsel (since 9/2004), President (since 8/2007) and Chief Compliance Officer (since 12/2005), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006), Pear Tree Advisors, Inc.; Compliance Consultant, Broadridge Financial Solutions (formerly Forefield, Inc.) (software provider) (2007 to 2016)

				N/A	None
Diane Hunt (Born: February 1962)	Assistant Treasurer	(June 2010 to Present)	Controller (Since 3/2010) Pear Tree Advisors, Inc.; Accountant (Since 1984) U.S. Boston Capital Corporation	N/A	None
Eric Levine (Born: June 1984)	Clerk	(May 2024 to Present)	Legal Product Manager, Pear Tree Advisors, Inc.; Compliance Officer, Cantella & Co., Inc. (2/2018 – 7/2018); Compliance and Operations Associate, Arthur W. Wood Company (6/2016 –2/2018)	N/A	None
John Hunt (Born: July 1958)	Assistant Clerk	(February 2016 to Present)	Partner, Sullivan & Worcester LLP (4/2016 to present)	N/A	None

*Trustee has been determined to be an “Interested Trustee” by virtue of, among other things, affiliation with one or more of the Funds’ investment advisor, Pear Tree Advisors, Inc., and the Funds’ distributor, U.S. Boston Capital Corporation.

PEAR TREE FUNDS

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (the “Liquidity Program”) established by Pear Tree Funds in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Trustees have appointed the Trust’s Assistant Treasurer to serve as Administrator of the Liquidity Program, subject to the oversight of the Trustees. Each Fund’s sub-adviser (a “Sub-Adviser”) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the Liquidity Program, subject to the supervision of the Administrator and the Trustees.

The Administrator, among other things, (a) reviews the day-to-day operations of the Liquidity Program, (b) periodically reviews and approves liquidity classifications, (c) reviews periodic testing and determinations, as applicable, and (d) reviews other Liquidity Program related material. The Administrator also conducts periodic quantitative and qualitative assessments of each Sub-Adviser to monitor investment performance issues, risks and trends, including potential liquidity and valuation issues. In performing her functions, the Administrator relies on AbelNoser to provide certain data and other services. AbelNoser is not an affiliate of the Administrator, the Trust, the Fund’s investment manager or any Sub-Adviser.

At a meeting held on February 15, 2024, the Administrator provided to the Trustees a written report that addressed the Administrator’s assessment of the adequacy and effectiveness of the implementation and operation of the Liquidity Program and any material changes to the Liquidity Program. The report, which covered the period January 1, 2023 through December 31, 2023, included the Administrator’s assessment of important aspects of the Liquidity Program. The report also would have covered material liquidity matters that occurred or were reported during this period applicable to a Fund, had any occurred, and the Administrator’s actions to address such matters.

Operation and Effectiveness

Based on the review and assessment conducted by the Administrator, the Administrator determined that the Liquidity Program was operating as designed, that is, in a manner that is adequate and effective at assessing the liquidity risk of each Fund, and that none of the Funds experienced a liquidity problem, notwithstanding the recent market volatility. In addition, the Administrator had recommended that the “highly liquid investment minimum” and the “illiquid percentage” for each Fund remain unchanged, that is, at 40 percent and 15 percent , respectively.

PEAR TREE FUNDS

SERVICE PROVIDERS

Manager	Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Subadvisers

Chartwell Investment Partners LLC, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312

Essex Investment Management Company, LLC, 125 High Street, Boston, MA 02110

Polaris Capital Management, LLC, 121 High Street, Boston, MA 02110

Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Custodian	UMB Bank n.a., 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106
Fund Accountant	UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212
Transfer Agent	Pear Tree Institutional Services, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900 Philadelphia, PA 19102
Legal Counsel	Sullivan & Worcester LLP, One Post Office Square Boston, MA 02109
For Account Information

For Pear Tree Funds information, contact your financial adviser or, if you receive account statements directly from Pear Tree Funds, you can also call 1-800-326-2151. Telephone representatives are available from 8:30 a.m. to 4:30 p.m. Eastern Time. Or visit our website, www.peartreefunds.com

55 Old Bedford Road
Suite 202
Lincoln MA 01773

Address Service Requested

SIGN UP for fast, electronic delivery!
To register, go to: www.peartreefunds.com

© 2024 U.S. Boston Capital Corporation
Distributor of the Pear Tree Funds
Member, FINRA/SIPC

ITEM 1. (b) Not applicable for report period.

ITEM 2. Code of Ethics

(a)	As of the end of the period covered by this Form N-CSR, Pear Tree Funds has adopted a code of ethics (as defined in Item 2(b) of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer.

(c)	There have been no amendments to the Pear Tree Fund’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Pear Tree Fund’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f)(1)	One copy of the Code of Ethics is being filed under Item 12(a) hereto.

(f)(3)	The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-326-2151.

ITEM 3. Audit Committee Financial Expert

Pear Tree Fund’s Trustees have determined that Mr. Clinton S. Marshall is an “audit committee financial expert,” as defined in Item 3(b) of Form N-CSR. Mr. Marshall is “independent” under the standards set forth in Item 3(a)(2) of Form N-CSR.

ITEM 4. Principal Accountant Fees and Services

(a) - (d) The following chart shows the aggregate fees billed in each of the last two fiscal years for services rendered by the registrant’s principal accountant, Tait, Weller and Baker, LLP (“Tait Weller”).

		FY 2023	FY 2024
Audit Fees*	Tait Weller	$159,500	$139,250
Audit-Related Fees**	Tait Weller	$0	$0
Tax Fees***	Tait Weller	$24,800	$21,300
All Other Fees****	Tait Weller	$0	$0

*	“Audit Fees” are fees associated with professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
**	“Audit-Related Fees” are fees associated with assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under “Audit Fees.”
***	“Tax Fees” are fees associated with professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Included with general tax compliance, advice and planning provided by Tait Weller to Pear Tree Funds was a review of Pear Tree Funds’ federal tax filings.
****	“All Other Fees” are fees associated with products and services provided by the principal accountant, other than the services reported as “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.”

(e)(1)	To the extent required by applicable law, pre-approval by the Audit Committee of the Trustees is needed for:

(i) All audit and permissible non-audit services rendered to the Pear Tree Funds; and

(ii) All permissible non-audit services rendered to Pear Tree Advisors, Inc. if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis.

The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and the related fees to the Chairman of the Audit Committee. Any such member’s decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at their next scheduled meeting.

(e)(2)	No services in the past two fiscal years of the registrant were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	The following chart shows the aggregate non-audit fees billed by Tait Weller for services rendered to the registrant and the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for each of the last two fiscal years of the registrant.

		2023	2024
Fees	Tait Weller	$41,200	$42,000

(h)	Not applicable.

ITEM 5. Audit Committee of Listed Registrants

Not applicable.

ITEM 6. Investments

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. Disclosure of Proxy Voting Policies and Procedures for Open-End Management Investment Companies

Not applicable.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

ITEM 10. Submission of Matters to a Vote of Security Holders

Not applicable.

ITEM 11. Controls and Procedures

(a)	The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(c)	There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

ITEM 13. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

[Rest of page intentionally left blank]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Pear Tree Funds

By:	/s/ Willard L. Umphrey
Willard L. Umphrey, President

Date: May 30, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Willard L. Umphrey
Willard L. Umphrey, President

Date: May 30, 2024

By:	/s/ Leon Okurowski
Leon Okurowski, Treasurer

Date: May 30, 2024